SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.  )

     Filed by the Registrant  [X]

     Filed by a Party other than the Registrant  [_]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement      [_]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e) (2))

     [X] Definitive Proxy Statement

     [_] Definitive Additional Materials

     [_] Soliciting Material Pursuant to Section 14a-11(c) or Rule 14a-12

                                 TEXACO INC.
-------------------------------------------------------------------------------
             (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

     (5) Total fee paid:

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     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                  [TEXACO LOGO]

                                   Texaco Inc.
                             2000 Westchester Avenue
                             White Plains, NY 10650

                            NOTICE OF ANNUAL MEETING

Dear Stockholder:

     Your Board of Directors and your management cordially invite you to attend the Annual Meeting of the Stockholders of Texaco Inc. which will be held at the Rye Town Hilton, 699 Westchester Avenue, Rye Brook, New York on Tuesday, April 28, 1998, at 2:00 p.m. to transact such business as may properly come before the meeting.

     We intend to present for your approval at this meeting

     (1) the election of five directors,

     (2) the appointment of auditors for the year 1998,

     (3) approval of amendment to the Stockholder Rights Plan.

     In addition, certain stockholders have notified the Company that they intend to present to the meeting proposals regarding: an independent Chairman of the Board and classification of the Board of Directors.

     Stockholders of record at the close of business on February 27, 1998 are entitled to notice of and vote at this meeting or any adjournment thereof.

     Please complete, sign and mail promptly in the return envelope provided the enclosed proxy card which is being solicited on behalf of the management, whether or not you plan to attend the meeting. If you are a stockholder of record, you can use the toll-free telephone number on the proxy card to have your shares voted.

     Only those stockholders or their properly identified proxies with valid admission cards will be admitted to the meeting. If you are a stockholder of record, an admission card is included with your proxy card. Other stockholders should contact the bank or broker holding their shares for an admission card.


                                                    Carl B. Davidson
                                                    Vice President and Secretary

March 17, 1998


TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                                                           Page

Proxy Statement
   General Information                                                                                       1
   Description of Capital Stock                                                                              1
   Voting of Shares                                                                                          2
   Confidential Voting                                                                                       2

The Board of Directors
   Governance                                                                                                3
   Committees                                                                                                5
   Qualifications and Nomination of Directors                                                                6
   Compensation of Directors                                                                                 7
   Certain Transactions                                                                                      7
   Security Ownership of Directors and Management - Section 16(a) Reporting Compliance                       8

Proposals Before the Meeting
   Management Proposals
      Item 1 - Election of Directors                                                                         9
      Item 2 - Approval of Auditors                                                                         14
      Item 3 - Approval of Amendment to the Stockholder Rights Plan                                         14
   Stockholder Proposals Relating to:
      Item 4 - An Independent Chairperson                                                                   25
      Item 5 - Classification of the Board of Directors                                                     27

Executive Compensation
      Compensation Committee Report                                                                         29
      Summary Compensation Table                                                                            32
      Option Grants in 1997                                                                                 33
      Aggregated Option Exercises in 1997 and Year-End Option Values                                        36
      Performance Graphs                                                                                    36
      Retirement Plan                                                                                       38

Future Stockholder Proposals                                                                                39

Exhibit I - Amended Rights Agreement                                                                        40
Exhibit A to Exhibit I - Form of Rights Certificates                                                        70
Exhibit B to Exhibit I - Form of Summary of Rights                                                          75


PROXY STATEMENT
--------------------------------------------------------------------------------

General Information

     We are mailing this proxy statement and accompanying proxy card to you beginning March 17, 1998. The Board of Directors of Texaco Inc. is soliciting the proxy, and the Company will bear the cost. Proxies may be solicited by mail, telephone, the internet, facsimile, or in person. We will request persons holding stock in their names for others, or in the names of nominees for others, to obtain voting instructions from the beneficial owner, and we will reimburse them for their reasonable out-of-pocket expenses in obtaining voting instructions. Morrow & Co., Inc. has been retained to assist in soliciting proxies at a fee not to exceed $35,000, plus reasonable out-of-pocket expenses. We are sending with this Proxy Statement a copy of the Annual Report to Stockholders for 1997, including audited financial statements. It is not proxy soliciting material.


                                   ----------


Description of Capital Stock

     Excluding 26,759,013 shares of the Company's Common Stock held in the Company's treasury, there were outstanding, at February 27, 1998, the following series of voting securities: 540,847,277 shares of Common Stock, 689,850.068 shares of Series B ESOP Convertible Preferred Stock and 55,533.645 shares of Series F ESOP Convertible Preferred Stock. Each outstanding share of Common Stock is entitled to one vote, each outstanding share of Series B Preferred Stock is entitled to 25.7 votes and each outstanding share of Series F Preferred Stock is entitled to twenty votes on all matters properly brought before the meeting. All the shares of the Series B and Series F Preferred Stock are voted by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02104-1389, the independent Trustee of the Company's Employee Stock Ownership Plans. State Street Bank and Trust Company filed a Schedule 13G with the Securities and Exchange Commission disclosing that, as of December 31, 1997, it had voting and dispositive power over 50,108,951 shares, or approximately 8.9% of the Company's outstanding voting securities, as Trustee of the foregoing plans (as well as various collective investment funds and personal trust accounts). Under the terms of these plans, State Street Bank and Trust Company is required to vote shares attributable to any participant in accordance with confidential instructions received from the participant and to vote all shares for which it shall not have received instructions in the same ratio as the shares with respect to which instructions were received.

     A Schedule 13G was also filed by The Capital Group Companies, Inc., Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071 disclosing that as of December 31, 1997 it had sole dispositive power over 30,874,300 shares or approximately 5.8% of the Company's outstanding Common Stock.


                                   ----------

Voting of Shares

     Approval of matters presented to the meeting requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the subject matter, except for the election of directors, which requires a plurality.

     If you are a stockholder of record, you can have your shares voted by calling the toll-free telephone number on the proxy card or by mailing your signed proxy card in the postage-paid envelope provided. Specific instructions to be followed by any owner of record interested in granting a proxy by telephone are set forth in the enclosed proxy card.

     Your executed proxy will be voted at the meeting, unless you revoke it. You can revoke your proxy at any time before it is exercised by giving written notice to the Secretary, by submitting a later-dated proxy or by voting in person at the meeting.

     Signed, unmarked proxy cards are voted as the Board recommends. The number of shares abstaining on each proposal are counted and reported as a separate total. Abstentions are included in the tally of shares represented, but are not included in the determination of the number of votes cast for or against a particular item. Therefore, abstentions have the effect of a vote cast against a particular item. Shares not voted simply as a consequence of brokers voting less than all of their entitlement on non-discretionary items under the provisions of New York Stock Exchange Rule 452 are not included in the tally of the number of shares cast for, against or abstained from any proposal, and will, therefore, have the effect of reducing the number of shares needed to approve any item.

     The Company has established a grantor trust and contributed to such trust 9,200,000 shares of Common Stock to be held as a reserve for the discharge of the Company's obligations under certain nonqualified deferred compensation plans and arrangements. These shares are voted by the Trustee in accordance with written instructions received from the beneficiaries of the trust. Shares for which no instructions are received are voted in the same ratio as the shares with respect to which instructions are received.

     Unless otherwise indicated on any proxy card, the persons named as your proxies in the proxy card intend to vote the shares it represents FOR all the nominees for director, FOR Items 2 and 3 and AGAINST Items 4 and 5.


Confidential Voting

     All voted proxies and ballots are handled so as to protect employee and individual stockholder voting privacy. No such vote shall be disclosed except: as necessary to meet any legal requirements; in limited circumstances such as a proxy contest in opposition to the Board of Directors; to permit independent Inspectors of Election to tabulate and certify the vote; and to respond to stockholders who have written comments on their proxy cards.

THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Governance

     We believe that the cornerstone of good governance is the integrity and quality of leadership - the Board of Directors and those who the Board chooses to manage the Company. To help implement this belief, we have established the following policies and practices:

     * Currently 13 of 14 members of the Board are outside, independent directors, and the following Committees are composed entirely of outside directors:
     -   Non-Management Directors
     -   Audit
     -   Compensation
     -   Pension
     -   Public Responsibility
     -   Directors and Board Governance

     * We have assured a free flow of information about the Company's business. New directors participate in orientation programs, which include visits to company facilities and discussions with management personnel. Pre-meeting materials include supporting data and write-ups of items coming before the Board, as well as operational and financial information. Senior officers routinely attend Board meetings, and they and other members of management frequently brief the Board. Board members take these and other opportunities to discuss company business with these officers.

     * The Board and management discuss and define mutual expectations and requirements for each other. Guidelines for the Board include:
     -   loyalty to and pride in Texaco and its reputation;
     -   independence and integrity;
     -   representation of the total stockholder constituency;
     -   good understanding of the business;
     -   study and understanding of Board issues;
     - active, objective and constructive participation at meetings of the Board and its committees;
     -   collective breadth of experience;
     -   appraisal of executive management;
     -   management succession planning and review;
     -   assistance in representing Texaco to the outside world; and
     -   individual availability for consultation on corporate issues.

     * The Board has clearly delineated its role and that of management. It views its role as providing guidance and strategic oversight to management, both collectively and individually, in order to realize the mutual objective of increasing shareholder wealth. It is management's responsibility and obligation to conduct the day-to-day operations in a way that will meet this objective. The Board, in discharging its fiduciary duty to the owners of the Company, holds management strictly accountable for the financial results and has delegated to management the power and responsibility to achieve superior results, while assuring management it can call on the Board's support, advice and experience.

     * We strive for open and continuous communication with institutional investors, other stockholders and the press.

     * The Board periodically evaluates its effectiveness in creating and protecting value for our stockholders as measured against the following nine areas of Board involvement and responsibility:

     1. Review and approval of Texaco's tactical plans, monitoring their accomplishment and comparing

         Texaco's competitive positioning.

     2. Review of Texaco's strategic plan and its long range goals, the evaluation of Texaco's performance against such plan and goals and against the competition, and the evaluation of the desirability, as appropriate, of modifications to such plan and goals.

     3. Oversight of Texaco's financial health.

     4. Monitoring of such activities of Texaco as pose significant risks and of the Company's programs to respond to and contain such risks.

     5. Review of the performance of the Chief Executive Officer and other senior officers and their compensation relative to performance.

     6. Review of Texaco's adherence to its corporate "Vision and Values" which include its responsibilities to its stockholders, employees, customers and the community.

     7. Preparedness for the selection of a successor Chief Executive Officer, and the monitoring of the Company's development and selection of key personnel.

     8. Selection process for Board membership and the overall quality and preparedness of its members.

     9. Availability of information and the existence of a reporting system designed to provide senior management and the Board with timely, accurate and sufficient information to allow them to reach informed judgments concerning both the corporation's compliance with the law and its business performance.

     * Each committee of Texaco's Board annually assesses its performance to confirm that it is meeting its responsibilities under its charter. Some of the items that Board committees consider in their self-evaluation are:
     - the appropriateness of the scope of its charter;
     - appropriateness of matters presented for information and for approval;
     - sufficiency of time for consideration of agenda items;
     - frequency of meetings;
     - length of meetings;
     - quality and length of written materials; and
     - quality of oral presentations.

     * Our by-laws provide for stockholder nominations of director candidates. We have published guidelines and qualifications for director candidates. The criteria require that they have:
     -   the highest personal and professional ethics, integrity and values;
     - education and breadth of experience to understand business problems and evaluate and postulate solutions;
     - personality to work well with others with depth and wide perspective in dealing with people and situations;
     -   respect for the views of others and  not rigid in approach to problems;
     - a reasoned and balanced commitment to the social responsibilities of the Company;
     - an interest and availability of time to be involved with the Company and its employees over a sustained period;
     - stature to represent the Company before the public, stockholders and the other various individuals and groups that affect the Company;
     - the willingness to objectively appraise management performance in the interest of the stockholders;
     - an open mind on all policy issues and areas of activity affecting overall interests of the Company and its stockholders; and

     - involvement only in other activities or interests that do not create a conflict with the director's responsibilities to the Company and its stockholders.

     * The Board has discussed and adopted a compilation of our Corporate Governance Policies, specifically addressing thirty distinct issues. This compilation is available from the Secretary.


                                   ----------


Committees

     The Board is organized so that a significant portion of its business is conducted through the following committees:

     The Committee of Non-Management Directors, composed of all of the non-employee directors, was established in 1949. The Chairman, Mr. Thomas S. Murphy, leads the personal performance appraisals of the Chief Executive Officer and also serves as a contact point on Board issues. It consults on such matters as the Chief Executive Officer or the Chairman of the Committee shall bring before it with special emphasis on, but not limited to, organization, executive development, management succession and corporate structure. It reviews the recommendations of the Compensation Committee concerning the compensation of
Officer-Directors and gives final approval to the salaries for these individuals. It provides advice and counsel to the Compensation Committee with respect to the Company's incentive awards programs. This committee provides a forum for the non-management directors to privately discuss the performance of management. It held two meetings in 1997.

     The Public Responsibility Committee, consisting of Dr. Brademas (Chair), Mr. Hawley, Dr. Jenifer, Sen. Nunn, Mrs. Smith and Mr. Steere, met three times in 1997. It reviews and makes recommendations regarding the policies and procedures affecting the Company's role as a responsible corporate citizen, including those related to equal employment opportunity, health, environmental and safety matters, the Company's relationship with its several constituencies and the Company's philanthropic programs.

     The Audit Committee has been composed of non-management directors since its formation in 1939, 38 years before the New York Stock Exchange imposed this requirement on listed companies. It held two meetings in 1997. Its members are Mr. Vanderslice (Chair), Mr. Hawley, Mr. Murphy, Mrs. Smith, and Drs. Brademas and Jenifer. Depending on the nature of the matters under review, the outside auditors, and such officers and other employees as necessary, attend all or part of the meetings of the committee. The committee reviews and evaluates the scope of the audit, accounting policies and reporting practices, internal auditing, internal controls, security procedures and other matters deemed appropriate. The committee also reviews the performance by Arthur Andersen LLP in their audit of the Company's financial statements and evaluates their independence and professional competence. It reserves time at each meeting to meet separately with outside auditors to discuss issues of importance, including the sufficiency of management cooperation.

     The Compensation Committee, which met five times in 1997, is composed of Messrs. Butcher (Chair), Carpenter, Steere, Vanderslice and Amb. Price. It surveys and reviews compensation practices in industry to make certain that the Company remains competitive and able to recruit and retain highly qualified personnel, and that the Company's compensation structure incorporates programs that reflect operating and financial performance, motivate performance that will best serve the stockholders' interest and are in full compliance with Texaco's "Vision and Values." The committee approves the compensation of elected officers, company incentive plan awards, and may approve any special benefit plans.

     The Finance Committee, consisting of Mr. Bijur (Chair), Ms. Bush, Amb. Price and Messrs. Butcher, Carpenter, and Wrigley, met three times in 1997. It reviews and makes recommendations to the Board concerning the Company's financial strategies, policies and structure including: the current and projected financial position and capital structure; the obtaining of funds necessary for general operation; cash management activities, such as investment guidelines, the investment portfolio and cash mobilization systems; exposure to fluctuation in foreign currency exchange rates and interest rates; and changes in dividend policy.

     The Committee on Directors and Board Governance, consisting of Mrs. Smith (Chair) and Messrs. Butcher, Murphy, Vanderslice and Wrigley, met three times in 1997. It maintains oversight of Board governance, operation and effectiveness, reviews the size and composition of the Board, reviews the qualifications of a broad range of candidates for Board membership identified from many sources and recommends candidates to the Board as nominees for election as directors.

     The Pension Committee met three times in 1997. The members are Messrs. Wrigley (Chair), Murphy, Steere and Amb. Price. It approves investment policy and guidelines, reviews investment performance, and appoints and retains trustees, insurance carriers and investment managers for funds allocated to the Company's retirement plans.

     The Board of Directors also has an Executive Committee, which may exercise all of the powers of the Board in the management and direction of the business and affairs of the Company, except those that by statute are reserved to the Board of Directors. This committee, consisting of Messrs. Bijur (Chair), Butcher, Carpenter, Murphy and Vanderslice, and Amb. Price and Mrs. Smith, met once in 1997.

     The Board of Directors held 11 meetings in 1997. Overall attendance by directors at meetings of the Board and its committees on which the directors served exceeded 95%.


                                   ----------

Qualifications and Nomination of Directors

     Candidates are selected on the basis of the contributions they can make in providing advice and guidance to the Board and management. The Company is committed to an inclusive Board with a diversity of experience and outlook. The search process to identify suitable candidates is continual and involves a broad variety of sources. The criteria for director candidates, developed in consultation with individual and institutional holders, are set forth in full on page 4. The Committee on Directors and Board Governance also will consider proposals for nomination from stockholders of record which are made in writing to the Secretary, are timely, contain sufficient background information concerning the nominee to enable a proper judgment to be made as to his or her qualifications and include a written consent of the proposed nominee to stand for election if nominated and to serve if elected. The requirements for making nominations are set forth in the Company's by-laws.


                                   ----------
6

Compensation of Directors

     Employee directors receive no compensation for service on the Board or its committees. Non-employee directors receive an annual retainer of $30,000, $1,250 for each Board and committee meeting attended, and an annual fee of 900 restricted stock-equivalent units which have significant vesting and transferability restrictions. Committee Chairs receive annual retainers of $7,000. One half of each annual retainer is paid in Common Stock or restricted stock-equivalent units. Directors may elect to receive all or any part of the remaining retainers and fees in Common Stock and to defer payment of fees, in cash, in Common Stock or in restricted stock-equivalent units.

     Directors may participate in a group personal liability and property damage insurance program administered and partially funded by the Company.

     As part of its corporate-wide effort to encourage charitable giving, the Company has established a directors' gift program. Institutions that are qualified recipients of grants from the Texaco Foundation are the only institutions that may qualify as recipients of gifts under the directors' program. Upon the death of a director, the Company will donate up to a total of one million dollars to one or more qualifying charitable organizations designated by the director. The directors' program is funded entirely by insurance policies on the life of each director. The Company owns the policies, pays the premiums for such insurance ($673,171 for 1997) and is entitled to all tax deductions resulting from such contributions to charitable organizations. Individual directors derive no financial benefit from this program.



                                   ----------

Certain Transactions

     Sen. Nunn is a member of the law firm of King & Spalding, which has provided legal services to the Company for many years.

     Payments of $274,924 for oil barge movement services were made to Wilmington Transportation Company. Mr. Wrigley is controlling stockholder and Chairman of the Board of Santa Catalina Island Company, of which Wilmington Transportation Company is a wholly- owned subsidiary.


                                   ----------
                                                                               7

                         Security Ownership of Directors
               and Management - Section 16(a) Reporting Compliance


     The table below sets forth, as of February 1, 1998, information with respect to the Company's voting securities and non-voting stock-equivalent restricted units beneficially owned by directors, executive officers included in the "Summary Compensation Table" on page 32 and all directors and executive officers of the Company as a group. Except as otherwise noted, each person has sole voting and investment power over the shares listed in the first column. The total beneficial ownership of voting securities of all directors and executive officers as a group represents less than 1% of each class of shares outstanding.

     The rules of the Securities and Exchange Commission require that the Company disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors and executive officers. To the best of the Company's knowledge, based on a review of the relevant forms and written representations from the Company's directors and executive officers, there were no late filings during 1997.


                                                                      Number of Shares or Units
                           -----------------------------------------------------------------------------------

                                                            Shares Underlying                Stock-Equivalent
                           Total Stock         Common      Options Exercisable   Series B       Restricted
Beneficial Owners           Interest            Stock        Within 60 Days    Preferred(1)        Units
-----------------           --------            -----      ------------------- ------------  ----------------

Peter I. Bijur               320,450         201,126           112,956              248                 --
C. Robert Black              203,651         138,051            60,131              213                 --
John Brademas                  5,805           3,450                --               --              2,355
Mary K. Bush                     899              30                --               --                869
Willard C. Butcher            7,316(2)         4,961                --               --              2,355
Edmund M. Carpenter            6,343             753                --               --              5,590
Clarence P. Cazalot, Jr.     143,624          74,941            64,010              182                 --
Michael C. Hawley              5,530             400                --               --              5,130
Franklyn G. Jenifer            4,277             200                --               --              4,077
Patrick J. Lynch             196,316         120,634            70,675              195                 --
Thomas S. Murphy              45,641          43,286                --               --              2,355
Sam Nunn                       1,253             400                --               --                853
Charles H. Price, II          11,546           3,453                --               --              8,093
Robin B. Smith                 5,475             600                --               --              4,875
William C. Steere, Jr.        11,957           1,400                --               --             10,557
Glenn F. Tilton              176,911         119,548            52,870              175                 --
Thomas A. Vanderslice         38,903          22,694                --               --             16,209
William Wrigley              64,667(3)        62,312                --               --              2,355
Directors and Executive
     Officers as a group   2,597,425       1,583,188           869,020            3,098             65,673

    (1)  Each share of Series B Preferred Stock is convertible into 25.7 shares of Common Stock.
    (2)  Does not include 42 shares held by Mr.  Butcher's wife as custodian for their minor son, as to which Mr. Butcher disclaims beneficial interest.
    (3)  Does not include  249,592 shares owned of record by the Wm. Wrigley Jr.
         Company  Foundation,  of which Mr. Wrigley is Chairman of the Board and
         among  the  officers   authorized  to  vote  the  shares  held  by  the
         Foundation,  or 2,000 shares held in a trust,  of which Mr.  Wrigley is the trustee with sole voting and investment  power,  for the benefit of his son. Mr. Wrigley disclaims any beneficial interest in such shares.

PROPOSALS BEFORE THE MEETING
--------------------------------------------------------------------------------

Item 1-Election of Directors

     The Board is divided into three classes of directors. At each annual meeting of stockholders, members of one of the classes, on a rotating basis, are elected for a three-year term.

     In accordance with the Company's Certificate of Incorporation and By-Laws, the Board of Directors by resolution fixed the total number of directors at 13 effective April 28, 1998.

     The Board has designated five persons as nominees for election as directors at the Annual Meeting. All of the nominees are currently directors and, except for Mary K. Bush and Sam Nunn, were previously elected by the stockholders. In accordance with the Board's retirement policy for directors, Dr. Brademas will retire at the Annual Meeting in 1999, prior to the expiration of his three-year term.

     The Company has no reason to believe that any of the nominees will be disqualified or unable or unwilling to serve if elected. However, if any nominee should become unavailable for any reason, proxies may be voted for another person nominated by the present Board of Directors to fill the vacancy, or the size of the Board may be reduced.

     Following is certain biographical information concerning the nominees, as well as those directors whose terms of office are continuing after the meeting.

                    NOMINEES FOR THREE-YEAR TERM EXPIRING AT
                            THE 2001 ANNUAL MEETING

--------------------------------------------------------------------------------
[photo]
   Peter I. Bijur, 55, Chairman of the Board and Chief Executive Officer of Texaco Inc., was elected a director in 1996. He joined the Company in 1966 and was elected a Vice President in 1983. In 1990 he was appointed President of Texaco Europe. He was elected a Senior Vice President of Texaco Inc. in 1992. He is a Director of International Paper Company and the American Petroleum Institute and serves on its Management Committee. He is also a member of The Business Council, The Business Roundtable, The Conference Board, and the National Petroleum Council. In addition, he currently serves on the Board of Trustees of Middlebury College and New York University
   Medical Center. He is a Managing Director of the Metropolitan Opera Association, Inc., Director of the New York Botanical Garden and a Fellow both of the Institute of Petroleum and the Royal Society of Arts in London.

--------------------------------------------------------------------------------
[photo]

    John Brademas, 71, President Emeritus of New York University, became a director in 1989. He served eleven terms in Congress as a Representative from Indiana, the last two as Majority Whip. He is a graduate of Harvard and Oxford Universities, where he was a Rhodes Scholar. He is a director of Loews Corporation, Scholastic, Inc., and Kos Pharmaceuticals, Inc., Chairman of the President's Committee on the Arts and Humanities, and is active in numerous academic and philanthropic organizations.


--------------------------------------------------------------------------------
[photo]
   Mary K. Bush, 49, President of Bush & Company, an international financial consulting firm, joined the Board on July 25, 1997. Prior to founding Bush & Company, she served from 1989 to 1991 as Managing Director of the U.S. Federal Housing Board. Prior to that position, she was Vice President - International Finance at the Federal National Mortgage Associate (Fannie
   Mae). From 1984 to 1988, she served as U.S. Alternate Executive Director of the International Monetary Fund (IMF). She serves on a number of boards and advisory boards, including Mortgage Guaranty Insurance Corporation, a number of Pioneer mutual funds, Novecon Management Company, Washington Mutual Investors Fund, March of Dimes, Hoover Institution, Wilberforce University, the Folger Shakespeare Library, Project 2000, Inc., Small Enterprise Assistance Funds and the Bretton Woods Committee.

--------------------------------------------------------------------------------
[photo]

   Sam Nunn, 59, former U.S. Senator from Georgia, was elected to the Board September 25, 1997. He was a member of the U.S. Senate from 1972 to 1997, where he served as chairman of the Senate Armed Services Committee. He is a senior partner in the Atlanta law firm of King & Spalding, where his practice focuses on international and corporate matters. He is also a distinguished professor in the Sam Nunn School of International Affairs at Georgia Tech. Among the non-profit boards on which he serves are the Center for Strategic and International Studies, the Aspen Strategy Group, the Carnegie Corporation of New York and Emory University. He also serves on the boards of Coca-Cola Company, General Electric Company, National Service Industries, Inc., Total System Services, Inc. and Scientific-Atlanta, Inc.

--------------------------------------------------------------------------------
[photo]
   Charles H. Price, II, 66, former Chairman of Mercantile Bank of Kansas City and former United States Ambassador to the United Kingdom (1983-1989) and Belgium (1981-1983), became a director in 1989. He is an advisory director of the Mercantile Bancorporation, Inc. and a director of Mercantile Bank of Kansas City, 360(degree) Communications, Inc., The New York Times Company, Hanson PLC and U.S. Industries, Inc. Prior to service as a United States Ambassador, he had been Chairman of the Board of the Price Candy Company, American Bancorporation and American Bank and Trust Company.

                      DIRECTORS CONTINUING IN OFFICE UNTIL
                             THE 2000 ANNUAL MEETING


--------------------------------------------------------------------------------
[photo]
    Willard C. Butcher, 71, former Chairman and Chief Executive Officer of The Chase Manhattan Bank, N.A. has been a director since 1981. He is a director of ASARCO, Incorporated and International Paper Co. He is a member of The Business Council, the International Advisory Board for Banca Nazionale del Lavoro, and the International Advisory Council of the Chase Manhattan Bank, and vice chairman of Lincoln Center for the Performing Arts, Inc. He is a Trustee emeritus of the American Enterprise Institute for Public Policy Research and a Fellow emeritus of Brown University.


--------------------------------------------------------------------------------
[photo]
    Edmund M. Carpenter, 56, Sr. Managing Director of Clayton, Dubilier & Rice, Inc. since 1997, was elected a director in 1991. He was Chairman and Chief Executive Officer of General Signal Corporation from 1988 to 1995. Prior to serving with General Signal, he was President, Chief Operating Officer and a director of ITT Corporation. He is a director of Campbell Soup Company and Dana Corporation.


--------------------------------------------------------------------------------
[photo]
    Franklyn G. Jenifer, 58, President of the University of Texas at Dallas, has been a Director since 1993. Following an academic career as a professor of biology, he was President of Howard University from 1990 to 1994. Prior to that he was Chancellor of the Massachusetts Board of Regents of Higher Education, and from 1979 to 1986, Vice Chancellor of the New Jersey
    Department of Higher Education. He serves on the Board of Visitors of the John F. Kennedy School of Government of Harvard University, the Corporation of Woods Hole Oceanographic Institution, the National Foundation for Biomedical Research, the Board of Trustees of Universities Research Association, Inc., the Board of Directors of the United Way of Metropolitan Dallas, the Monitoring Committee for the Louisiana Desegregation Settlement Agreement, and the Texas Science and Technology Council.

--------------------------------------------------------------------------------
[photo]
    Thomas A. Vanderslice, 66, President of TAV Associates, has been a director since 1980. He was formerly Chairman of the Board, President and Chief Executive Officer of M/A-COM, Inc., Chairman and Chief Executive Officer of Apollo Computer, Inc., President and Chief Operating Officer of GTE Corporation, and an officer of General Electric Company. He is a member of the Board of Trustees of Boston College and of the Board of Directors of W.
    R. Grace & Co., the National  Academy of Engineering,  the American Chemical
    Society, and the American Institute of Physics, and Chairman of the Massachusetts High Technology Council.

                      DIRECTORS CONTINUING IN OFFICE UNTIL
                             THE 1999 ANNUAL MEETING

--------------------------------------------------------------------------------
[photo]
    Michael C. Hawley, 60, President and Chief Operating Officer and Director of The Gillette Company since April 1995, has been a director since 1995. After joining Gillette in 1961, he held management positions of increasing responsibility in a variety of countries and returned to Boston in 1985 when he was appointed Vice President, Operations Services, and elected a corporate Vice President. In 1989 he was elected President of Oral-B Laboratories, a Gillette subsidiary, and in 1993 was elected Executive Vice President, International Group. He is also a director of Arthur D. Little, Inc. and the John Hancock Mutual Life Insurance Co.


--------------------------------------------------------------------------------
[photo]
   Robin B. Smith, 58, Chairman and Chief Executive Officer of Publishers Clearing House since August 1996 and President and Chief Executive Officer since 1988, was elected a director in 1992. Prior to joining Publishers Clearing House in 1981 as President and Chief Operating Officer, she concluded her sixteen year career with Doubleday & Co., Inc. as President and General Manager of its Dell Publishing subsidiary. She is a director of Springs Industries, Inc., BellSouth Corporation, Kmart Corporation and a number of Prudential mutual funds.


--------------------------------------------------------------------------------
[photo]
   William C. Steere, Jr., 61, Chairman and Chief Executive Officer of Pfizer Inc., was elected a director in 1992. Mr. Steere began his career with Pfizer, a diversified health care company with global operations, and attained the positions of President of Pfizer Pharmaceutical Group and President and Chief Executive Officer before elevation to his present position in 1992. He is a director of Dow Jones, Inc., Metropolitan Life Insurance Company, the New York Botanical Garden, Minerals Technologies Inc., The Business Roundtable, the New York University Medical Center and the Pharmaceutical Manufacturers Association. He is also a member of the Board of Overseers of the Memorial Sloan-Kettering Cancer Center.

--------------------------------------------------------------------------------
[photo]
   William Wrigley, 65, President, Chief Executive Officer and a director of Wm. Wrigley Jr. Company, has been a director since 1974. He is Chairman of the Board, Chairman of the Executive Committee and a director of Santa Catalina Island Company; a director of American Home Products Corporation and Grocery Manufacturers of America, Inc. He also serves as a Trustee of the University of Southern California and is a Benefactor and Life Member of the Santa Catalina Island Conservancy.

Item 2-Approval of Auditors

     The following resolution concerning the appointment of independent auditors will be offered at the meeting:

              "RESOLVED, that the appointment by the Board of Directors of the Company of Arthur Andersen LLP to audit the financial statements of the Company and its subsidiaries for the fiscal year 1998 is hereby ratified and approved."

     Arthur Andersen LLP has been auditing the accounts of the Company and its subsidiaries for many years. In recommending the approval by the stockholders of the appointment of that firm, the Board of Directors is acting upon the recommendation of the Audit Committee, which has satisfied itself as to the firm's professional competence and standing.

     Representatives of Arthur Andersen LLP will be present at the meeting with the opportunity to make a statement and to respond to appropriate questions.


                                   ----------


Item 3-Approval of Amendment to the Stockholder Rights Plan

Introduction

     Our Board is recommending that you approve a five-year extension of Texaco's Stockholder Rights Plan, which was last approved by stockholders in 1989. Our plan combines unique features that not only protect the value of your investment in Texaco, but also give you, the stockholders, the right to determine whether certain offers to acquire all of the Company should be accepted.

     Under our plan, "rights" have been issued to all stockholders which, if triggered, entitle holders to acquire additional shares (or in certain cases, other securities or property) at a considerable discount. The rights would be triggered ten days following the public announcement that an acquiror has accumulated or begun a tender offer for 20% or more of Texaco's Common Stock without meeting certain conditions.

     When the Board adopted the current plan, stockholders were given the right to approve that decision. While under certain circumstances the Board could adopt a rights plan without stockholder approval, we do not believe that stockholders should be denied that right. To our knowledge, we are unique among major industrial companies in seeking stockholder approval for the continuation of a rights plan.

     A very important aspect of our plan is the feature that in the event of a fully-financed, all-cash tender offer to all of the Company's stockholders that remains open for 45 business days, such offer can proceed free of any impediments from our rights plan, even if the offer is opposed by the Board.

     We continue to believe that without our plan, you could be deprived of the full value of your investment in the Company by:

     * coercive two-tier, front-end loaded or partial offers which may not offer fair value to all stockholders,

     * market accumulators who through open market or private purchases may achieve a position of substantial influence or control without paying the other stockholders a fair "control premium," and

     * market accumulators who are only interested in putting the Company "in play," without concern as to how their activities affect the business of the Company.

     Our plan will expire on April 3, 1999. This is prior to the regular date for our 1999 Annual Meeting. Therefore, your approval to amend our Rights Agreement to extend the plan beyond its current expiration date is being presented to you now, rather than at next year's annual meeting, to prevent a gap in the effectiveness of the plan.

     We believe that the plan continues to provide the benefits to the stockholders that it was designed to provide when it was adopted:

     * it provides a disincentive to potential raiders who are not willing or able to make and complete a fully-financed, all-cash offer to all stockholders at a fair price, and

     * it provides the Board with time, 45 business days, to consider the available alternatives and act in the best interests of all stockholders in the event an unsolicited offer is made.

     Several studies have indicated that rights plans do not deter takeovers and, in fact, that stockholders of companies with rights plans received takeover premiums higher than those received by stockholders of companies not protected by such plans. A study released in November, 1997 by Georgeson & Co., a nationally recognized proxy solicitation firm, showed:

     * premiums paid to acquire companies with rights plans were on average eight percentage points higher than premiums paid for companies that did not have such plans,

     * the presence of a rights plan at a company did not increase the likelihood of the defeat of a hostile takeover bid nor the withdrawal of a friendly bid, and

     * a rights plan did not reduce the likelihood that a company would become a takeover target: the takeover rate was similar for companies with and without rights plans.

     Other reputable studies have confirmed similar findings.

     We have attached the full text of the plan, as we propose to amend it, as an exhibit to this proxy statement. It is the same plan that you approved in 1989, with one change: we will amend the Final Expiration Date of the plan from April 3, 1999 to May 1, 2004.

YOUR BOARD OF DIRECTORS UNANIMOUSLY URGES A VOTE FOR THIS AMENDMNT TO THE STOCKHOLDER RIGHTS PLAN.

     This introduction is not intended to be a complete discussion of this item. Please read the following material for further details on this proposal.


Description of the Rights Plan

     The terms of the current Rights Plan (the "Plan") are set forth in a Rights Agreement dated as of March 16, 1989, between the Company and The Chase Manhattan Bank, as Rights Agent (the "Rights Agreement"). The Rights Agreement, as it is proposed to be amended, is attached as Exhibit I to this Proxy Statement. Exhibit I also reflects the adjustments to the Plan resulting from the Company's 1997 two-for-one stock split. As a result of that split, each share of Common Stock currently has one half a Right attached to it. The following summary of the provisions of the Plan is qualified in its entirety by reference to the complete text of the Rights Agreement (including the exhibits thereto).

     Right to Purchase Series D Preferred Stock. Each Right currently entitles the registered holder, after an event which results in the occurrence of a "Distribution Date" (described below) but prior to a "Flip-In Event" (described below), to purchase from the Company a unit consisting of one one-hundredth of a share (a "Unit") of a series of Preferred Stock designated as Series D Junior Participating Preferred Stock, par value $1.00 per share (the "Series D Preferred Stock"), at a purchase price of $150 per Unit (the "Purchase Price"), subject to customary
antidilution   adjustments.   The  Rights  are  attached  to  all   certificates
representing   shares  of  Common  Stock  now   outstanding,   and  no  separate
certificates representing the Rights have been distributed. As soon as practicable after the Distribution Date, separate certificates representing the Rights (the "Rights Certificates") will be mailed to the stockholders.

     Triggering Events. The Rights will separate from the Common Stock, and a Distribution Date will occur upon the earlier of

     (A) 10 days following the date (the "Stock Acquisition Date") on which a public announcement is made that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the then outstanding shares of Common Stock other than

         (i)  pursuant to a "Qualifying Offer" (described below) or

         (ii) as a result of the repurchase of shares of Common Stock by the Company (unless and until the Acquiring Person acquires more stock), or

     (B) 10 business days (or such later date as the Board of Directors may determine) after a tender offer for 20% or more of the then outstanding shares of Common Stock.

     If a Distribution  Date occurs as a result of an event  described in clause
(A) of this paragraph, a Flip-In Event will have also occurred, entitling the holders of Rights to acquire additional shares at a substantial discount, as described below.

     Until the Distribution Date, the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates.

     Expiration of Rights. The Rights will not be exercisable until the Distribution Date and will cease to be exercisable on the Final Expiration Date. Currently the Final Expiration Date is April 3, 1999. We are proposing to amend it to May 1, 2004. The Rights will expire automatically (without payment of any redemption amount) upon the acquisition of the Company pursuant to an all cash merger or consolidation which follows a Qualifying Offer and is at the same price per share paid in the Qualifying Offer. In addition, the Rights will expire automatically (without payment of any redemption amount) at the close of business on April 3, 1999, if you do not approve the amendment of the Rights Agreement at the meeting.

     Activation of Rights - "Flip-In Events." In the event (a "Flip-In Event") that a person or group becomes the beneficial owner of 20% or more of the then outstanding shares of Common Stock other than

     (A) pursuant to a Qualifying Offer, or

     (B) as a result of the repurchase of shares of Common Stock by the Company (unless and until such person or group purchases or otherwise becomes the beneficial owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock except pursuant to a Qualifying Offer), each Right (other than Rights owned by any acquiring person) will thereafter entitle the holder to receive, upon exercise of the Right and payment of the applicable Purchase Price, in lieu of the Series D Preferred Stock, a number of shares of Common Stock having a value equal to two times the exercise price of the Right. The actual value of such shares will depend upon the market price of a share of Common Stock after the Flip-In Event, giving effect to any dilution resulting from the issuance of such shares. If insufficient shares of Common Stock are available for this purpose, the Company may deliver cash, property or other securities of the Company having a value equal to that which the shareholder would otherwise be entitled to receive.

     As an example of the effect of a Flip-In Event, at an exercise price of $150 per Right, each Right which has not become null and void following a Flip-In Event would entitle its holder to purchase $300 worth of Common Stock, based upon the average market price of a share of Common Stock during a specified period prior to the Flip-In Event, for $150. Assuming that the Common Stock had a per share value of $50 during the specified measuring period, the holder of each valid Right would be entitled to purchase six shares of Common Stock for $150.

     "Qualifying Offer." A "Qualifying Offer" is an all-cash tender offer for all outstanding shares of Common Stock which meets all of the following requirements:

     (1) the person or group making the tender offer must, prior to or upon commencing such offer, have provided to the Company firm written commitments from responsible financial institutions, which have been accepted by such person or group, to provide, subject only to customary terms and conditions, funds for such offer which, when added to the amount of cash and cash equivalents which such person or group then has available and has irrevocably committed in writing to the Company to utilize for purposes of the offer, will be sufficient to pay for all shares outstanding on a fully diluted basis and all related expenses;

     (2) such person or group must own, after consummating such offer, shares of voting stock of the Company representing a majority of the voting power of the then outstanding shares of voting stock;

     (3) such offer must in all events (except in certain limited circumstances) remain open for at least 45 business days and must be extended for at least 20 business days after the last increase or permitted decrease in the price offered and after any bona fide higher alternative offer is made; and

     (4) prior to or upon commencing such offer, such person or group must irrevocably commit in writing to the Company

          (x) to consummate promptly upon completion of the offer an all-cash transaction whereby all remaining shares of Common Stock will be acquired at the same price per share paid pursuant to the offer,

          (y) that such person or group will not materially amend such offer, and

          (z) that such person or group will not make any offer for any equity securities of the Company for six months after commencement of the original offer if the original offer does not result in the tender of the number of shares required to be purchased pursuant to clause (2) above, unless another all-cash tender offer which meets certain conditions for all outstanding shares of Common Stock is commenced.

     In the event that, at any time following the Stock Acquisition Date,

     (A) the Company is acquired in a transaction in which the Company is not the surviving corporation or in which the the shares of the Company's Common Stock are changed or exchanged, or

     (B) 50% or more of the Company's assets or earning power is sold or transferred,

each holder of a valid Right shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

     Redemption of the Rights. In general, the Company may redeem the Rights in whole, but not in part, at any time until ten days following the Stock Acquisition Date (which period may be extended by the Board indefinitely at any time while the Rights are still redeemable), at a price of $.01 per Right. To encourage third parties seeking to acquire the Company to make a non-coercive offer which will maximize value for all stockholders, the Rights Agreement provides that the Board of Directors shall consider, in determining whether to redeem the Rights, whether any proposal or offer meets the requirements of a Qualifying Offer and, if not, in what respects such proposal or offer fails to meet such requirements.

     Voting and Dividends. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including the rights to vote and to receive dividends.

     Taxation. Although there is no authority directly on point, if the Rights separate from the Common Stock on a Distribution Date, or become exercisable for Common Stock upon the occurrence of a Flip-In Event, such events should not result in recognition of income, gain or loss by stockholders for federal income tax purposes (provided the Series D Preferred Stock is junior to all other classes of the Company's preferred stock at the time that the Rights separate from the Common Stock). A stockholder generally should not recognize any gain or loss if a Right separates and becomes exercisable for common stock of an acquiring company as a result of a tax-free acquisition of the Company. However, a stockholder will recognize taxable gain if a Right separates and becomes exercisable for an acquiring company's common stock as a result of a taxable acquisition of the Company or its assets. The amount of gain recognized in this case should equal the excess of the fair market value of the Right at the time it becomes exercisable for the acquiring company's stock over the holder's basis, if any, in the Right. Such gain will be capital gain, if the stock for which the Right was exercisable would have been a capital asset in the hands of the holder. If the rights are redeemed prior to a Distribution Date, the cash received by stockholders upon such redemption will be treated as a taxable dividend to the extent of the Company's current and accumulated earnings and profits. If the Rights are redeemed after a Distribution Date, a holder of a Right will recognize gain which will be capital gain if the stock for which the Right was exercisable would have been a capital asset in the hands of the holder.

     Amendments. The criteria that must be met for an offer to be a Qualifying Offer and the basic economic terms of the Rights may not be amended or waived, except with stockholder approval (by the affirmative vote of a majority of the votes cast for or against such amendment) prior to the Distribution Date. In addition, amendment of the Final Expiration Date of the Rights, currently April 3, 1999, requires stockholder approval. Prior to the Distribution Date, the Rights Agreement may be amended by the Board of Directors of the Company in any manner approved by stockholders, to shorten or lengthen any time period and, subject to the immediately preceding sentence, in any other manner which the Board determines is generally consistent with the purposes for which the Rights Agreement was adopted. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement.


Description of the Series D Preferred Stock

     In connection with the adoption of the Plan in 1989, the Board of Directors authorized 3,000,000 shares of Series D Preferred Stock for issuance upon exercise of the Rights in accordance with the Rights Agreement. In general, the terms of the Series D Preferred Stock have been designed so that each 1/200th of a share of Series D Preferred Stock should be substantially the economic equivalent of one share of Common Stock. The Series D Preferred Stock will, if issued, be junior to any other series of Preferred Stock that may be authorized and issued, unless the terms of such other series provide otherwise. Each share of the Series D Preferred Stock which may be issued will be entitled to receive a quarterly dividend equal to the greater of (i) $5.00 per share or (ii) 200 times the quarterly dividend declared per share of Common Stock, subject to adjustment.

     In the event of liquidation of the Company, the holders of the Series D Preferred Stock will be entitled to receive a preferred liquidation payment of $100 per share plus accrued and unpaid dividends to the date of payment, but in no event less than an amount equal to 200 times the payment made per share of Common Stock, if greater.

     The Series D Preferred Stock will be redeemable at the option of the Company at a redemption price per share equal to 200 times the then market price of a share of Common Stock, plus accrued and unpaid dividends. Each share of the Series D Preferred Stock will have 200 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which the shares of Common Stock are exchanged, each share of the Series D Preferred Stock will be entitled to receive 200 times the amount received per share of Common Stock.

     If dividends on the Series D Preferred Stock are in arrears in an aggregate amount equal to six quarterly dividends, the number of directors of the Company will be increased by two, and the holders of the Series D Preferred Stock outstanding at the time of such dividend arrearage, voting separately as a class with any other series of preferred stock likewise qualified to vote, will be entitled at the next annual meeting to elect two directors. The Series D Preferred Stock will also have a separate class vote on certain matters which would adversely affect the rights and preferences of the Series D Preferred Stock.

     The Purchase Price payable, and the number of Units of Series D Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution.


Reasons for and Effects of the Rights Plan

     We continue to believe that, without a stockholder rights plan, control of the Company could be acquired in the open market or otherwise, without fair value being offered to all stockholders and without the Board of Directors having an opportunity to explore all available alternatives to ensure that stockholders receive the maximum value for their shares. Accordingly, we are recommending extension of the Plan in order to

      (i) reduce the risk of coercive two-tier, front-end loaded or partial offers which may not offer fair value to all stockholders;

     (ii) deter market accumulators who through open-market or private purchases may achieve a position of substantial influence or control without paying to selling or remaining stockholders a fair control premium; and

    (iii) deter market accumulators who are simply interested in putting the Company "in play."

     At the same time, the Plan is intended to encourage those interested in seeking control of the Company through an acquisition of shares not approved by the Board to make a bona fide, fully financed offer for all shares which will remain open for a sufficient period of time to enable the Board to explore all available alternatives to maximize stockholder values.

     Dilution of Acquiror's Equity Interest. The Plan is expected to achieve these goals by confronting a potential acquiror of a substantial percentage (20% or more) of the outstanding Common Stock who is not willing and financially able to make and complete an all-cash offer for all shares with the possibility that the Company's stockholders will be able to dilute substantially the acquiror's equity interest by exercising the Rights to buy additional securities (or in certain circumstances cash or other property) of the Company (or in certain cases, common stock of the acquiror) at a substantial discount. Exercise of the Rights after a Flip-In Event would significantly increase the Company's market capitalization, thereby making an acquisition of the Company more expensive and diluting the Company's earnings per share. In addition, to the extent that the Company issues additional shares of Common Stock with Rights after the Distribution Date and such Rights are exercised following a Flip-In Event, the foregoing effects would be greater.

     "Qualifying Offers" Unaffected. The Plan is not intended to interfere in any significant manner with a bona fide offer for all outstanding shares of Common Stock. In fact, the Plan specifically provides that a Flip-In Event will not occur, even though a person or group acquires 20% or more of the outstanding shares of Common Stock, if such acquisition is made pursuant to an all-cash tender offer which meets the criteria of a Qualifying Offer.

     Firm Financing Required. By requiring that in order to be a Qualifying Offer the offeror have firm financing commitments from responsible financial institutions sufficient to pay for all outstanding shares, the Plan is designed to encourage only bona fide offers by serious acquirors, and to deter bidders who are not financially willing and able to complete an acquisition of the Company from making an offer simply to put the Company "in play," thereby helping to assure that the Company and its stockholders will not suffer the business disruptions and distractions which this would entail.

     Offer Open for 45 Business Days. By requiring that in order to be a Qualifying Offer a tender offer remain open for at least 45 business days (25 business days longer than required by the federal tender offer rules) from commencement and at least 20 business days after the last increase or permitted decrease in the price offered or after any bona fide higher alternative offer is made (except in certain limited circumstances), the Plan is designed to strike an appropriate balance so as not to be an indefinite or undue burden on any person willing to make a serious bid to acquire the Company, while at the same time affording the Board of Directors a reasonable opportunity to explore the available alternatives to maximize stockholder values.

     Second Step Required. Also, for an offer to be a Qualifying Offer, the offeror must irrevocably commit to acquire for cash promptly following consummation of the offer, the remaining shares at the same price paid in the offer, and the offeror must own, after consummation of the offer, shares representing a majority of the voting power of the then outstanding shares of voting stock. These additional requirements are designed to help assure that following consummation of a first-step tender offer the remaining minority stockholders will receive promptly the same consideration as that paid pursuant to the offer and that the price being offered is one that is acceptable to most of the Company's stockholders.

     Acquisitions by Management Covered. Under the Plan, if a management group were to acquire 20% or more of the outstanding Common Stock, the acquisition would be subject to the provisions of the Plan in the same manner and to the same extent as any such acquisition by any other person or group. Unless the acquisition were made pursuant to a Qualifying Offer or the Rights were redeemed, the acquisition would constitute a Flip-In Event. In addition, any decision by the Board to redeem the Rights in the case of a management group offer, as in the case of any other offer, would be subject to the Board's fiduciary obligations under Delaware law.

     Other Protections Inadequate. In recommending continuation of the Plan, the Board of Directors considered that the classified board provision and the "fair price/supermajority" provision (the "Fair Price Provision") set forth in our Certificate of Incorporation ("Charter"), and Section 203 of the Delaware General Corporation Law ("Section 203"), are also intended to discourage two-tier, front-end loaded or partial offers or market accumulation programs which do not treat all stockholders fairly. However, we believe that the classified board, the Fair Price Provision and Section 203 do not sufficiently protect stockholders against persons who intend to obtain a controlling position in the Company without offering to acquire all outstanding shares, or who are simply interested in putting the Company "in play." None of these provisions provides any assurance

      (i) that all stockholders will have the opportunity to realize fair value in an acquisition of shares which results in a change in control of the Company,

     (ii) that a second-step transaction or transactions will promptly be consummated in which the shares not purchased in a first-step tender offer will be acquired at the same price and for the same consideration paid in the offer, or

    (iii) that the Board of Directors will have a reasonable opportunity after an unsolicited takeover bid is commenced to explore the available alternatives to maximize stockholder values.

     The Board believes that the requirements of a Qualifying Offer should provide greater assurance that the initial offer will be available to all stockholders, that a second-step transaction or transactions at the offer price will be consummated promptly after the initial offer, and that after an unsolicited offer is commenced, there will be sufficient time for the Board to seek and consider more attractive alternative transactions and for third parties that may be interested in making a competing bid to complete their due diligence and arrange the necessary financing.

     Some Offers May be Discouraged. The Plan may have the effect of discouraging or making more difficult or expensive certain mergers, tender offers, open market purchase programs or other purchases of shares of Common Stock that are not prohibited by the Charter or Section 203 under circumstances that may afford stockholders an opportunity to sell some or all of their shares at a premium to then prevailing market prices. To the extent the Plan has these effects, it may be beneficial to incumbent management in certain unsolicited tender offers, and may discourage or render more difficult or expensive the assumption of control by a holder of a substantial block of the Company's shares and the removal of incumbent management. Although the requirements which must be met for an offer to be a Qualifying Offer may deter certain transactions, we continue to believe that the Plan should not be an unreasonable obstacle to a serious bidder willing to make a bona fide, non-coercive offer for all shares.

     In order to help assure that all unsolicited third party offers will be non-coercive offers that will enable stockholders to realize full value for their shares, the Rights Agreement provides that the criteria which define a Qualifying Offer may not be amended or waived by the Board of Directors except with stockholder approval before the Distribution Date. In addition, the Rights Agreement provides that, in determining whether to redeem the Rights, the Board shall consider whether any proposal or offer meets the requirements of a Qualifying Offer and, if not, in what respects the proposal or offer fails to meet such requirements. This requirement is designed to help assure that any bona fide offer receives due consideration by the Board and is not intended or expected to delay any determination by the Board with respect to the redemption of, or the consummation of a transaction with respect to which the Board has agreed to redeem, the Rights. As described in the next paragraph, stockholder approval of continuation of the Plan may allow the Board greater latitude in determining whether or not to redeem the Rights in connection with an offer which does not satisfy the criteria of a Qualifying Offer and which is otherwise inconsistent with the purposes of the Plan. Accordingly, to the extent that an offer fails to satisfy such criteria and the Board determines not to redeem the Rights, consummation of such an offer may be made more difficult.

     Approval of continuation of the Plan by stockholders will not restrict the Board's ability, in its discretion, to redeem the Rights in connection with an offer or proposal to acquire the Company, regardless of whether or not such offer or proposal satisfies the criteria of a Qualifying Offer. If continuation of the Plan is approved by stockholders, the Board will continue to be subject to its fiduciary obligation to consider and act in the best interests of the Company and its stockholders in connection with any such offer or proposal. However, given the purposes of the Plan to deter certain coercive takeover tactics and to encourage persons seeking control of the Company to do so by means of an offer that meets the criteria of a Qualifying Offer, in fulfilling such fiduciary obligation the Board is affirmatively directed by the terms of the Plan to consider, among other factors it deems appropriate, whether such a proposal or offer meets the requirements of a Qualifying Offer and, if not, in what respects such proposal or offer fails to meet such requirements. Stockholder approval of continuation of the Plan may allow the Board greater latitude in determining not to redeem the Rights in connection with an offer which does not satisfy the criteria of a Qualifying Offer and that is otherwise inconsistent with the purposes of the Plan.

     Effect on Proxy Contests. Since the

Rights Agreement provides, in effect, that obtaining the right to vote shares pursuant to a public proxy solicitation will not by itself result in a separation of the Rights from the Common Stock or a Flip-In Event, the Plan should not interfere with proxy contests. However, it will limit to 19.99% the percentage of the outstanding shares of Common Stock that may be owned by the members of a group conducting a proxy contest.


Summary of Certain Charter and Statutory Provisions

     The Charter currently includes provisions that may have anti-takeover effects which could, among other things, delay the consummation of a second-step merger by a majority stockholder.

     Classified Board. The Board of Directors is divided into three classes, each class serving for a period of three years. This could delay a holder of shares representing a majority of the voting power from obtaining control of the Company's Board of Directors because the holder would not be able to replace a majority of the directors prior to at least the second annual meeting of stockholders after it acquired a majority position.

     Stockholder Action. The Charter provides that, except as otherwise required by law and subject to the rights of holders of Preferred Stock, special meetings of stockholders of the Company may be called only by the Board pursuant to a resolution approved by a majority of the entire Board. The Charter also provides that stockholder action must be effected at a duly called annual or special meeting of stockholders and may not be effected by written consent.

     Fair Price Provision. The Fair Price Provision provides that in order for an "interested stockholder" (generally, a 20% stockholder) to engage in a "business combination" (defined to include a merger and certain self-dealing transactions) with the Company, the business combination must be approved by an 80% vote. However, the supermajority voting requirement is not applicable if (i) the business combination has been approved by the Company's disinterested directors or (ii) the cash or fair market value of other consideration to be paid per share of each class of capital stock in such business combination meets certain fair price criteria and the interested stockholder refrains from engaging in certain self-dealing transactions.

     Delaware Section 203. The Company, as a Delaware corporation, is subject to
Section 203 of the Delaware General Corporation Law. Section 203 prevents an "interested stockholder" (generally, a 15% stockholder) from engaging in a
"business combination" (defined to include a merger and certain other self-dealing transactions) with the corporation for a period of three years following the date on which such stockholder became an interested stockholder unless (i) prior to such date the corporation's board of directors approved either the business combination or the transaction which resulted in such stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in such stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the corporation's voting stock, or (iii) on or subsequent to such date the business combination is approved by the corporation's board of directors and at least 66 2/3% of the stock not owned by the interested stockholder.

     However, under Section 203, the restrictions (and the 85% requirement) described above do not apply to, among other things, a business combination proposed by an interested stockholder prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required under Section 203:

     * of any merger or consolidation of the corporation (other than certain mergers for which stockholder approval is not required),

     * of any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets of the corporation or any majority owned subsidiary of the corporation having an aggregate market value equal to 50% or more of either the value of all of the assets of the corporation or the value of all the outstanding stock of the corporation, or

     * of any tender or exchange offer for 50% or more of the outstanding voting stock of the corporation, which (i) is not with or by an interested stockholder, and (ii) is approved or not opposed by a majority of disinterested directors.

     It should be noted that certain offers and transactions not approved by the Board of Directors, whereby a person would acquire all of the Company's outstanding shares, which would be permitted under the Fair Price Provision and
Section 203 would not satisfy the criteria of a Qualifying Offer under the Plan. In particular, in order to be a Qualifying Offer, the consideration paid in the offer and the required second-step transaction or transactions must be all cash, and the offer must satisfy certain timing and financing requirements which are not required to be met by either the Fair Price Provision or Section 203. In addition, there are certain exceptions to the requirements of the Fair Price Provision and Section 203 for certain offers and transactions which may not satisfy the criteria for a Qualifying Offer under the Plan.

     It should also be noted that the Fair Price Provision or Section 203 may delay or impede the consummation of certain second-step business combination transactions following a Qualifying Offer by requiring a supermajority stockholder vote or the satisfaction of certain other conditions where, in the case of Section 203, the transaction pursuant to which the person or group making the Qualifying Offer became an interested stockholder (as defined in Section 203) was not approved by the Board of Directors or, in the case of the Fair Price Provision, the second-step business combination transaction is not approved by the disinterested directors.

     Authorized and Unissued Stock. As of February 27, 1998, the Company was authorized to issue an additional 132,393,710 shares of Common Stock, and 26,098,871 shares of Preferred Stock with such terms, rights and preferences as the Board of Directors may determine. In the event of a proposed merger, tender offer or other attempt to gain control of the Company not approved by the Board, it might be possible for the Board to authorize the issuance of additional shares of Common Stock or a series of Preferred Stock with rights and preferences that could impede the completion of the transaction. However, the rules of national stock exchanges (including the New York Stock Exchange on which the Common Stock is currently listed) and national securities associations which have been adopted pursuant to Rule 19c-4 promulgated under the Exchange Act may prohibit the Common Stock from being or remaining listed or authorized for quotation if the Company issued securities, or took other corporate action, that would have the effect of restricting or disparately reducing the per-share voting rights of the holders of the Common Stock. In addition, under the current rules of the New York Stock Exchange, stockholder approval is required as a prerequisite to listing shares in several instances, including acquisition transactions where the present or potential issuance of shares results or could result in an increase of at least 20% in the number of outstanding shares of Common Stock.

Vote Required for Approval

     Section 1(s) of the Rights Agreement provides that the "Final Expiration Date" of the Rights means the close of business on April 3, 1999. Section 26 of the Rights Agreement provides that the "Final Expiration Date" can be amended only by affirmative vote of the holders of a majority of the voting power of the shares entitled to vote and voting (in person or by proxy) at the meeting for or against such amendment.

     If this amendment is not approved by stockholders at the meeting, we may explore whether any alternative measures are available (including, possibly, adoption of a different stockholder rights plan) that would deter coercive takeover tactics and give us sufficient time to explore available alternatives to maximize stockholder values in the face of an unsolicited offer for the Company. However, we currently have no specific plans with regard to any such alternative measures. We are not proposing this amendment in response to any specific efforts to obtain control of the Company, and we do not presently intend to propose other measures in future proxy solicitations that may have the effect of discouraging attempted changes in control.

     The Board of Directors has determined that continuation of the Rights Plan is in the best interests of the Company and all its stockholders and recommends that stockholders vote FOR the foregoing amendment to the Rights Agreement.


                                   ----------

                              Stockholder Proposals

     The company is not responsible for the content of the stockholder proposals contained in Items 4 and 5 which are printed as they were submitted. The names, addresses and shareholdings of the proponents may be obtained upon oral or written request to the Secretary of the Company.


Item 4-Stockholder Proposal Relating to an Independent Chairperson

     RESOLVED, that the stockholders of Texaco Inc. (the "Company") recommend that the Board of Directors take steps necessary to amend the Company's Bylaws to require that the Board's Chairperson be an Independent Director. For purposes of this proposal, the stockholders further recommend that the term "Independent Director" means a director who: (i) has not been employed by the Company in an executive capacity within the last five years; (ii) is not, and is not affiliated with a company that is, an advisor or consultant to the Company;
(iii) is not affiliated with a significant  customer or supplier of the Company;
(iv) has no personal services contract(s) with the Company; (v) is not affiliated with a not-for-profit entity that receives significant contributions from the Company; (vi) within the last five years, has not had any business relationship with the Company (other than service as a director) for which the Company has been required to make disclosure under Regulation S-K of the Securities Exchange Commission; (vii) is not employed by a public company at which an executive officer of the Company serves as a director; (viii) has not had a relationship described in (i) through (vii) above with any affiliate of the Company; and (ix) is not a member of the immediate family of any person described in (i) through (viii) above. This provision may only be amended by the affirmative vote of the holders of the outstanding Common Stock of the Company.

Supporting Statement

     It's obvious that the Board - and most particularly its Chairperson - is of paramount importance to the success of the

Corporation. This is why I am sponsoring this proposal which urges the Board to amend the Company's bylaws so that the Board's leader will be a person who is independent of the Company and its officers. Through this proposal we seek to promote strong, objective leadership on the Board.

     A Board of Directors must formulate corporate policies and monitor management's implementations of those policies. The Chairperson is responsible for leading the Board in these tasks, and ensuring that directors are given the information necessary to perform their duties. In our view, when the Board's Chairperson is also an officer, employee or otherwise closely related to the Company's management, it is difficult to objectively perform this monitoring and evaluation function. We believe that an independent Chairperson would best ensure that the interests of the stockholders are served, rather than the interests of the management.

     The benefits of independent directors are generally well accepted. The New York Stock Exchange, for example, requires that at least two members of the board of a listed company, and all members of the Company's audit committee, must meet the Exchange's standards of independence. The Investment Company Act of 1940 (the law that governs the activities of investment companies) also includes an independent director provision, generally requiring investment company boards to be comprised of at least 40% "disinterested" directors.

     Your positive consideration of this proposal is appreciated.

     The Board of Directors recommends a vote AGAINST this proposal for the following reasons:

     The Board believes that it is not in the best interests of the Company and its stockholders to adopt a by-law provision that would require the separation of the positions of Chairman of the Board and Chief Executive Officer. It is the Board's view that it should be free to make this choice in a manner that seems best for the Company at any point in time. The proposed by-law would instead require a particular structure and deprive the Board of its flexibility to organize its functions and conduct its business in the manner it deems most efficient, a responsibility of the Board which is specifically recognized in the "Policy Statement on Corporate Governance" of TIAA-CREF, a major institutional investor widely recognized for its leadership in Corporate Governance.

     The Board believes Texaco is currently best served by having one person, Mr. Bijur, serve as both Chairman and CEO, acting as a bridge between the Board and the whole operating organization and providing critical leadership for the strategic initiatives and challenges of the future.

     Board independence and oversight is maintained effectively through the composition of the Board and through sound Corporate Governance practices as set out on pages 3 through 6. As stated therein, the independent director who chairs the Committee of Non-Management Directors serves as the lead director, a function similar to that of an independent Chairman. Further, independence of the Board as a whole is assured as 13 of 14 current directors are outside independent directors. Moreover, the Non-Management, Audit, Compensation, Pension, Public Responsibility and Director and Board Governance Committees are all composed entirely of outside directors.

     From January 1987 to April 1993 Texaco did separate the position of Chairman from that of Chief Executive Officer and found that to be an effective form of organization to meet the Company's needs at that time. If circumstances dictated, the Company might well separate these functions again.

     However, the Board believes that no purpose is served by imposing an absolute rule against a Chief Executive Officer serving as Board Chairman. Therefore, the Board opposes the resolution because it would reduce the Board's flexibility to select a style of leadership depending on time and circumstances.

     Therefore, the Board of Directors recommends a vote AGAINST this proposal.


                                   ----------


Item 5-Stockholder Proposal

Relating to Classification of the Board of Directors

     RESOLVED: That the stockholders of Texaco request that the Board of Directors take the steps necessary to declassify the elections of Directors by providing that at future Board elections new directors be elected annually and not by classes as is now provided. The declassification shall be phased in that it does not affect the unexpired terms of Directors previously elected.

Supporting Statement

     This resolution requests that the Board end the staggered board system in place at Texaco and instead have all our Directors elected annually. Presently Texaco has 3 classes of Directors and 1/3 of our Board is elected each year and each Director now serves a 3 year term.

     Increasingly, institutional investors are calling for the end of this system of staggered voting. They believe it makes a Board less accountable to shareholders when directors do not stand for annual election. Significant institutional investors such as the Public Employees Retirement System of the State of California, New York City pension funds, New York State pension funds and many others have been supporting this position. As a result shareholder resolutions to end this staggered system of voting have been receiving increasingly large votes. In fact this resolution received a massive vote at Texaco's 1997 stockholder meeting of approximately 46% indicating that many Texaco shareholders feel the time has come for this reform. Numerous companies have demonstrated leadership by changing this practice. Included among them are Westinghouse, Chemical Bank, Commonwealth Edison of Chicago, and the Equitable companies.

     We believe this is a practice in which corporations seeking to be accountable to their investors are increasingly putting into place. Studies by the Chief Economist of the SEC have shown that adoption of a classified Board tends to depress a company's stock price and may be contrary to shareholder interests.

     The election of corporate directors is a primary avenue for shareholders to influence corporate affairs and exert accountability on management. We strongly believe that our company's financial performance is linked to its corporate governance policies and procedures and the level of management accountability they impose. Therefore, as shareholders concerned about the value of our investment, we're concerned by our company's current system of electing only one-third of the Board of Directors each year. On other governance issues Texaco is often considered a leader. We believe this staggering of director terms prevents shareholders from annually registering their views on the performance of the board collectively and each director individually.

     Most alarming, a staggered board can help insulate directors and senior executives from the consequences of poor financial or social performance by denying shareholders the opportunity to challenge an entire Board which is pursuing failed policies.

     In addition socially concerned investors also support this reform since the 1996 revelations regarding racial discrimination and the legal settlement of $170 million demonstrates the need for annual board accountability. Much positive has been done on that front but the Board should annually be accountable on this issue as well as on financial performance.


     The Board of Directors recommends a vote AGAINST this proposal for the following reasons:

     The Company's practice of having a classified Board was approved overwhelmingly by stockholders by a vote of 86.4% as part of a corporate governance system that would help Texaco carry out its long-term business strategy and also assist in protecting the interests of stockholders against raids on their stock value by possible hostile approaches.

     A classified Board offers a number of advantages to a corporation, especially one like Texaco, that must plan effectively over the long term. The Company's Board structure helps assure stability, since a majority of the directors  at any one time  will  have  prior  experience  as  directors  of the
Company, and helps the Company to attract and retain highly qualified individuals willing to commit the time and dedication necessary to understand the Company, its operations and its competitive environment.

     Directors on the Company's classified Board can best properly represent the interests of all stockholders. For example, this structure can give the Board needed time to evaluate any proposal to acquire the Company, study alternative proposals, and help ensure that the best price will be obtained in any transaction involving the Company. A classified Board also encourages persons seeking to acquire control of the Company to initiate such an acquisition through arm's-length negotiations with the Board, which would then be in a position to negotiate a transaction that is fair to all stockholders.

     A number of leading institutional investors and commentators have recognized the benefits inherent in a classified Board. For example, the Teachers Insurance and Annuity Association - College Retirement Equities Fund, has concluded that a classified Board is in full accordance with the principles of good corporate governance, and has recognized and supported the right of a Board to organize its functions and its business in the manner it deems most efficient.

     As detailed in the section providing information concerning the Board of Directors beginning on page 3, Texaco has been a consistent leader in implementing corporate governance policies that ensure responsiveness and accountability to stockholders. In recognition of this leadership role, in both 1994 and 1995 Chief Executive magazine named Texaco's Board of Directors as one of the five best boards of the 200 companies examined.

     The Board continues to believe that a classified Board is appropriate and prudent in protecting the interests of all of Texaco's stockholders, and that the continuity and quality of leadership that results from a classified Board provides the proper environment in which to foster the creation of long-term value for stockholders.

     A similar proposal was rejected by the stockholders last year, confirming the Board's view that a classified board structure is a significant stockholder rights protection that should be retained.

     Therefore, the Board of Directors recommends a vote AGAINST this proposal.



                                   ----------

EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Compensation Committee Report

     The Compensation Committee of the Board of Directors is composed entirely of independent outside directors. The Committee is responsible for the compensation of the Company's officers and the incentive programs for all management personnel.

     The Company's management pay structure and award opportunities are targeted to be competitive with a group of eight other oil companies. In addition, the Committee also surveys the compensation practices of a group of non-oil companies as a further source of information and basis for comparison. These non-oil companies were selected based on size, complexity and operational challenge in relation to Texaco. All of these companies, oil and non-oil, except for the U.S. subsidiary of one foreign-based oil company, are included in the S&P 500 Index, and four of the oil companies are also included in the S&P Integrated International Oil Index.

     In addition, each year the Company and the Committee test Texaco's performance against the results of its competitors. That comparison is reflected in the graphs on page 37.

     The compensation program is composed of three elements: salary at a competitive level to attract and retain the highest caliber of employees; performance bonus; and long-term stock-based incentives. The bonus is based on performance with respect to financial and operating objectives as well as objectives relating to respect for the individual, safety and workforce diversity, and the long-term awards are tied to total return to stockholders compared to other oil companies. This mix of compensation elements places more of total compensation at risk and emphasizes performance.

     As a person's level of responsibility in the Company increases, a greater portion of potential total compensation opportunity is shifted from salary to performance incentives and to greater reliance on growing total return to stockholders through stock-based awards. This increasingly aligns the interests of these managers with the interests of stockholders.

     The total compensation of a chief executive officer reflects that person's success in setting objectives, formulating corporate strategies and demonstrating progress in attaining management's goals, all of which are designed to increase stockholder value. Measures of success in 1997 included record operating earnings, progress toward diversity objectives, reserve replacements exceeding 160% of production and acquisition of new reserves, and the completion of a downstream alliance in the U.S. with Shell Oil Company.

     In administering executive level salaries, the Committee sets salary ranges which are consistent with the ranges for all Texaco salaried employees. They are adjusted as necessary to keep them competitive with those of the other eight comparator oil companies. Individual salaries are generally maintained within the appropriate range for a position and are reviewed annually. Actual salaries are determined by individual performance, experience and position in the range.

     In accordance with these guidelines, the Committee raised executive salary ranges by 3% for 1997, the first such increase since 1994. Mr. Bijur's base salary was increased in 1997 to a level reflecting the length of his tenure in office, which is below the median base salary for the Chief Executive Officer position at the comparator oil companies.

     A target bonus is determined for each salary grade based on comparator company practices. Participants may earn more or less than target depending on performance. The Incentive Bonus performance matrix was changed in 1997 to add objective measures for Safety, Respect For The Individual, and Diversity. These are in addition to the financial performance measures compared to peer companies, to prior year results and to tactical plan objectives. Mr. Bijur's bonus for 1997, when he was Chief Executive Officer for the entire year as compared to only six months for 1996, was based entirely on the Company's performance in these objective categories as applied to the target level for his position grade.

     The bonus  formula  for  non-officer  participants  contains  a  subjective element under which they are rated with respect to initiative, managerial ability, overall contribution to corporate and/or unit performance, fostering the Company's "Vision and Values" and compliance with the Corporate Conduct Guidelines. The successful Texaco manager must perform effectively in many areas that are not measured specifically by financial or operating results. Performance is also assessed against standards of business conduct reflecting social values and the expectations of the Company's key constituencies including its employees and stockholders, the consumers of its products, suppliers and customers, the communities in which it operates and the countries where it does business.

     The long-term incentive program, consisting of stock options and performance restricted shares (which vest based on the Company's total return to stockholders vs. the S&P Integrated International Oil Index), emphasizes total return to stockholders, motivates stock ownership by the management by requiring that vested benefits be received in stock and not cash, and encourages retention and continuity of management. While the Company has no obligatory levels for equity holdings by management personnel, long-term incentive awards are designed and administered to encourage share ownership and have done so. The Committee reviews the ownership by officers each year. In general, the officers have stock holdings in excess of typical target or mandatory levels where they have been established by some companies in industry. The five officers named in the table on page 32 had, on average, holdings in Texaco stock of 15 times salary as of December 31, 1997. The values of the packages of long-term incentive award targets comprised of performance shares and options at each grade level are established by the Committee and are intended to be fully competitive with the programs offered by the comparable companies. There is no mandated relationship to awards in prior years.

     The  Committee  reviews  information  on  compensation  and  other  data at competitor and comparable sized companies that it receives from outside independent consultants, at least annually. During 1997 the Committee specifically requested a consultant to study and advise it with respect to the following: (1) the appropriate Stock Incentive Plan target award levels for the Chief Executive Officer position based on comparable company practices; (2) whether the Incentive Bonus Plan objective performance categories are the most appropriate in order to motivate performance consistent with the Company's goals; and (3) the composition of the non-oil company group to be used for comparability purposes.

     As a result of the consultant's report: (1) for the Chief Executive Officer position, the Stock Incentive Plan target award was not adjusted compared to other position levels in the award structure; and the value opportunity of long-term awards for all position grades, was increased approximately 29% over 1996 based on comparator company actions; (2) changes will be made to the Incentive Bonus Plan financial objective performance categories beginning with the performance year 1998; and (3) several changes will be made in the makeup of the non-oil company comparator group to reflect changed circumstances since the group was constructed in 1988.

     Texaco's incentive bonus and stock incentive plans are performance-based plans. Therefore, under I.R.C. Section 162 (m), compensation paid in 1997 is fully deductible and it is the intention of the Committee to continue to comply to the extent practicable.

     In conclusion, the Committee believes that the quality and motivation of all of Texaco's employees, including its managers, make a significant difference in the long-term performance of the Company. The Committee also believes that compensation programs which reward performance that meets or exceeds high standards also benefit the stockholders, so long as there is an appropriate downside risk element to compensation when performance falls short of such standards and that the Committee has appropriate flexibility in administering these programs to achieve their objectives. The Committee is of the opinion that Texaco's management compensation programs meet these requirements, have contributed to the Company's success and are deserving of stockholder support.

                Willard C. Butcher
                     Chairman





Edmund M. Carpenter          Charles H. Price, II





William C. Steere           Thomas A. Vanderslice

     The following compensation information is furnished for service performed by the Company's Chief Executive Officer and its four other most highly compensated Executive Officers for the three years indicated.



                                                 SUMMARY COMPENSATION TABLE

                                                                          Long-Term
                                   Annual Compensation               Compensation Awards
                             ------------------------------------ -------------------------
                                                                                Securities
                                                       Other       Restricted   Underlying            All
Name and Principal                                    Annual          Stock      Options/            Other
  Position           Year    Salary($) Bonus($)   Compensation($) Awards($)(1)    SARs(#)     Compensation($)(2)
------------------   ----    --------- --------   --------------- ------------  -----------   ------------------

P.I. Bijur           1997     825,000 1,046,047       5,139        1,291,547     326,304            49,500
   Chairman of the   1996     638,833   939,089       4,985          971,904     310,146            38,322
     Board/CEO       1995     405,333   251,363       3,518          200,330     131,152            27,200

C.R. Black           1997     418,250   275,634       7,604          315,020     213,895            25,095
   Senior Vice       1996     406,667   278,634       7,206          179,341     133,808            24,420
     President       1995     390,000   204,232      12,623          162,267     104,326            28,408

P.J. Lynch           1997     410,000   321,710       5,288          315,020     161,157            24,600
   Senior Vice       1996     366,667   278,634       4,994          188,337     129,934            21,888
   President/CFO     1995     351,667   204,232       5,447          162,267      95,468            21,090

G.F. Tilton          1997     379,750   298,701      28,343          318,871     173,988            96,483
   Senior Vice       1996     360,000   342,934      39,279          230,351     140,630            52,415
     President       1995     322,500   251,363      31,431          200,330     108,316           104,659

C.P. Cazalot, Jr.    1997     366,125   281,439      27,276          232,496     117,498            47,308
   Vice President    1996     352,083   330,878      27,776          179,341      89,156            60,272
                     1995     320,000   223,019      26,871          162,267      66,946            74,096

(1) Messrs. Bijur, Black, Lynch, Tilton and Cazalot had restricted stockholdings of 168,473; 112,052; 101,302; 109,202; and 66,508 shares, respectively, as of December 31, 1997. The shares had a market value of $9,160,719; $6,092,828; $5,508,296; $5,937,859; and $3,616,373,
     respectively, at December 31, 1997, based on a value of $54.375 per share. These share numbers and values include the awards since the last proxy statement which are reported in the "Restricted Stock Awards" column above. Dividends are paid on the restricted stock at the same time and rate as dividends paid to holders of unrestricted stock.
(2) Matching contributions to the qualified and nonqualified Employees Thrift Plans and moving expenses associated with job reassignment are provided on the same basis for all employees.

                             OPTION GRANTS IN 1997

Individual Grants of Options
--------------------------------------------------------------------------------

                                           Number
                                             of
                                         Securities
                                         Underlying     % of Total       Exercise or                 Grant Date
                                           Options        Options           Base       Expiration     Present
Name                          Date       Granted(#)       Granted       Price($/Sh.)      Date        Value $*
----                          ----       ----------       -------       ------------   ----------     ---------

P.I. Bijur                    07/01/97    164,332          1.613%         55.01565     07/01/2007    1,119,101
C.R. Black                    07/01/97     40,082          0.393%         55.01565     07/01/2007      272,958
P.J. Lynch                    07/01/97     40,082          0.393%         55.01565     07/01/2007      272,958
G.F. Tilton                   07/01/97     40,572          0.398%         55.01565     07/01/2007      276,295
C.P. Cazalot, Jr.             07/01/97     29,582          0.290%         55.01565     07/01/2007      201,453




Individual Grants of Restored Options
--------------------------------------------------------------------------------

     All options include a restoration feature, by which options are granted to replace shares that are exchanged by participants as full or partial payment to the Company of the purchase price of shares being acquired through the exercise of a stock option or withheld by the Company in satisfaction of tax withholding obligations. Since restored options are granted at an exercise price which is equal to the market price of the Company's Common Stock on the day of grant, they are issued at an exercise price which is at a higher price than the exercise price of the original grant. Options vest 50% after one year and are fully exercisable after two years. Restored options are fully exercisable after six months and expire at the date of the original grant.

                                           Number
                                             of
                                         Securities
                                         Underlying     % of Total       Exercise or                 Grant Date
                                           Options        Options           Base       Expiration     Present
Name                          Date       Granted(#)       Granted       Price($/Sh.)      Date        Value $*
----                          ----       ----------       -------       ------------   ----------     ---------

P.I. Bijur                    01/09/97      6,176          0.061%         50.81250     01/02/2000       37,612
                              01/09/97      9,012          0.088%         50.81250     06/24/2004       54,883
                              01/09/97      3,144          0.031%         50.81250     02/24/2005       19,147
                              01/09/97      1,290          0.013%         50.81250     06/23/2005        7,856
                              04/28/97      3,098          0.030%         51.56250     02/24/2005       20,044
                              04/28/97      9,692          0.095%         51.56250     06/23/2005       62,707
                              06/23/97     12,606          0.124%         55.62500     06/23/2005       86,981
                              07/01/97      2,710          0.027%         55.07815     05/09/1999       18,482
                              07/01/97      3,878          0.038%         55.07815     01/02/2000       26,448
                              07/01/97      4,994          0.049%         55.07815     06/22/2000       34,059
                              07/01/97      3,520          0.035%         55.07815     06/26/2002       24,006
                              07/01/97     61,762          0.606%         55.07815     06/28/2006      421,217
                              07/09/97      5,906          0.058%         57.39065     05/09/1999       41,992
                              07/09/97      4,186          0.041%         57.39065     06/22/2000       29,762
                              07/09/97      2,888          0.028%         57.39065     06/28/2001       20,534
                              07/09/97      3,316          0.033%         57.39065     06/26/2002       23,577
                              07/09/97      7,190          0.071%         57.39065     06/25/2003       51,121
                              10/28/97      1,314          0.013%         57.28125     01/02/2000        9,067
                              10/28/97      2,878          0.028%         57.28125     06/28/2001       19,858
                              10/28/97      6,950          0.068%         57.28125     06/25/2003       47,955
                              10/28/97      5,462          0.054%         57.28125     06/24/2004       37,688


                                           Number
                                             of
                                         Securities
                                         Underlying     % of Total       Exercise or                 Grant Date
                                           Options        Options           Base       Expiration     Present
Name                          Date       Granted(#)       Granted       Price($/Sh.)      Date        Value $*
----                          ----       ----------       -------       ------------   ----------     ---------

C.R. Black                    01/27/97      5,748          0.056%         53.87500     06/22/2000       38,282
                              01/27/97        564          0.006%         53.87500     06/28/2001        3,756
                              01/27/97     11,272          0.111%         53.87500     06/26/2002       75,072
                              01/27/97      3,480          0.034%         53.87500     06/25/2003       23,177
                              01/27/97      2,480          0.024%         53.87500     06/24/2004       16,517
                              04/28/97      9,496          0.093%         51.56250     05/09/1999       61,439
                              04/28/97      7,510          0.074%         51.56250     10/28/2007       48,590
                              04/28/97      3,126          0.031%         51.56250     06/26/2002       20,225
                              04/28/97     12,660          0.124%         51.56250     06/24/2004       81,910
                              04/28/97      6,196          0.061%         51.56250     02/24/2005       40,088
                              05/05/97      4,194          0.041%         52.37500     06/25/2003       27,219
                              05/07/97      3,118          0.031%         54.50000     01/02/2000       21,452
                              05/07/97      3,028          0.030%         54.50000     06/22/2000       20,833
                              06/26/97      1,584          0.016%         55.43750     06/28/2001       10,898
                              06/26/97     10,244          0.101%         55.43750     06/23/2005       70,479
                              07/01/97      6,102          0.060%         55.07815     06/28/2006       41,616
                              07/28/97      1,702          0.017%         56.42190     06/22/2000       11,778
                              07/28/97      7,490          0.074%         56.42190     06/28/2001       51,831
                              07/28/97      1,842          0.018%         56.42190     06/26/2002       12,747
                              07/28/97      7,096          0.070%         56.42190     06/25/2003       49,104
                              07/28/97      5,172          0.051%         56.42190     06/28/2006       35,790
                              10/28/97      8,548          0.084%         57.28125     05/09/1999       58,981
                              10/28/97      6,761          0.066%         57.28125     01/02/2000       46,651
                              10/28/97      2,941          0.029%         57.28125     06/22/2000       20,293
                              10/28/97      2,814          0.028%         57.28125     06/26/2002       19,417
                              10/28/97        782          0.008%         57.28125     06/25/2003        5,396
                              10/28/97     11,397          0.112%         57.28125     06/24/2004       78,639
                              10/28/97      5,578          0.055%         57.28125     02/24/2005       38,488
                              10/28/97      9,916          0.097%         57.28125     06/23/2005       68,420
                              11/05/97        614          0.006%         57.96880     06/22/2000        4,286
                              11/05/97      3,790          0.037%         57.96880     06/25/2003       26,454
                              11/07/97      1,840          0.018%         57.46880     06/22/2000       12,714
                              11/07/97        529          0.005%         57.46880     06/28/2001        3,655
                              11/07/97      4,199          0.041%         57.46880     06/26/2002       29,015
P.J. Lynch                    02/05/97      5,542          0.054%         52.12500     01/02/2000       34,804
                              02/05/97        230          0.002%         52.12500     06/02/2000        1,444
                              02/05/97      6,164          0.061%         52.12500     06/24/2004       38,710
                              02/05/97      4,816          0.047%         52.12500     06/23/2005       30,244
                              04/28/97      2,142          0.021%         51.56250     06/22/2000       13,859
                              04/28/97      4,626          0.045%         51.56250     06/24/2004       29,930
                              04/28/97      5,170          0.051%         51.56250     02/24/2005       33,450
                              04/28/97      6,150          0.060%         51.56250     06/23/2005       39,791
                              06/26/97      6,406          0.063%         55.43750     05/09/1999       44,073
                              06/26/97      4,020          0.039%         55.43750     06/22/2000       27,658
                              06/26/97      3,880          0.038%         55.43750     06/28/2001       26,694
                              06/26/97      8,390          0.082%         55.43750     06/26/2002       57,723
                              06/26/97      4,412          0.043%         55.43750     06/25/2003       30,355
                              06/26/97     10,244          0.101%         55.43750     06/23/2005       70,479
                              07/01/97      5,238          0.051%         55.07815     06/28/2006       35,723
                              08/05/97      4,910          0.048%         57.50000     01/02/2000       35,057
                              08/05/97        570          0.006%         57.50000     06/22/2000        4,070
                              08/05/97      2,914          0.029%         57.50000     06/28/2001       20,806
                              08/05/97        116          0.001%         57.50000     06/26/2002          828
                              08/05/97      4,252          0.042%         57.50000     06/25/2003       30,359
                              08/05/97      1,444          0.014%         57.50000     06/24/2004       10,310
                              08/05/97      6,448          0.063%         57.50000     06/28/2006       46,039
                              10/28/97      3,266          0.032%         57.28125     01/02/2000       22,535
                              10/28/97      2,139          0.021%         57.28125     06/22/2000       14,759
                              10/28/97      7,395          0.073%         57.28125     06/24/2004       51,026
                              10/28/97      4,654          0.046%         57.28125     02/24/2005       32,113
                              10/28/97      5,537          0.054%         57.28125     06/23/2005       38,205

                                           Number
                                             of
                                         Securities
                                         Underlying     % of Total       Exercise or                 Grant Date
                                           Options        Options           Base       Expiration     Present
Name                          Date       Granted(#)       Granted       Price($/Sh.)      Date        Value $*
----                          ----       ----------       -------       ------------   ----------     ---------

G.F. Tilton                   04/28/97      1,822          0.018%         51.56250     01/02/2000       11,788
                              04/28/97        142          0.001%         51.56250     06/28/2001          919
                              04/28/97      5,104          0.050%         51.56250     06/24/2004       33,023
                              04/28/97      2,584          0.025%         51.56250     02/24/2005       16,718
                              04/28/97      9,994          0.098%         51.56250     06/23/2005       64,661
                              05/05/97      3,018          0.030%         52.37500     06/22/2000       19,587
                              05/05/97      4,508          0.044%         52.37500     06/26/2002       29,257
                              05/05/97      6,238          0.061%         52.37500     06/25/2003       40,485
                              05/05/97      2,544          0.025%         52.37500     02/24/2005       16,511
                              05/12/97      1,678          0.016%         54.53125     05/09/1999       11,444
                              05/12/97         88          0.001%         54.53125     06/22/2000          600
                              05/12/97      4,978          0.049%         54.53125     06/25/2003       33,950
                              06/26/97      5,620          0.055%         55.43750     05/09/1999       38,666
                              06/26/97      3,110          0.031%         55.43750     01/02/2000       21,397
                              06/26/97      2,638          0.026%         55.43750     06/22/2000       18,149
                              06/26/97      6,760          0.066%         55.43750     06/28/2001       46,509
                              06/26/97      2,742          0.027%         55.43750     06/26/2002       18,865
                              06/26/97     12,648          0.124%         55.43750     06/23/2005       87,018
                              07/01/97      6,390          0.063%         55.07815     06/28/2006       43,580
                              10/28/97      3,478          0.034%         57.28125     01/02/2000       23,998
                              10/28/97      1,153          0.011%         57.28125     06/22/2000        7,956
                              10/28/97      1,465          0.014%         57.28125     06/26/2002       10,109
                              10/28/97      1,157          0.011%         57.28125     06/25/2003        7,983
                              10/28/97      6,627          0.065%         57.28125     06/24/2004       45,726
                              10/28/97      3,248          0.032%         57.28125     06/23/2005       22,411
                              10/28/97      7,932          0.078%         57.28125     06/28/2006       54,731
                              11/05/97        679          0.007%         57.96875     01/02/2000        4,739
                              11/05/97      1,697          0.017%         57.96875     06/22/2000       11,845
                              11/05/97        127          0.001%         57.96875     06/28/2001          886
                              11/05/97      4,540          0.045%         57.96875     06/24/2004       31,689
                              11/05/97      2,299          0.023%         57.96875     02/24/2005       16,047
                              11/05/97      8,890          0.087%         57.96875     06/23/2005       62,052
                              11/12/97      1,044          0.010%         57.21875     06/22/2000        7,162
                              11/12/97      4,127          0.041%         57.21875     06/26/2002       28,311
                              11/12/97      2,347          0.023%         57.21875     06/25/2003       16,100
C.P. Cazalot, Jr.             01/13/97      1,362          0.013%         52.81250     06/22/2000        8,799
                              01/13/97        534          0.005%         52.81250     06/28/2001        3,450
                              01/13/97     14,144          0.139%         52.81250     06/26/2002       91,370
                              01/13/97      3,116          0.031%         52.81250     06/25/2003       20,129
                              05/12/97        906          0.009%         54.53125     05/09/1999        6,179
                              05/12/97         50          0.000%         54.53125     06/28/2001          341
                              05/12/97      5,804          0.057%         54.53125     06/25/2003       39,583
                              05/12/97      4,802          0.047%         54.53125     06/24/2004       32,750
                              05/12/97      2,444          0.024%         54.53125     02/24/2005       16,668
                              06/26/97      1,912          0.019%         55.43750     06/28/2001       13,155
                              06/26/97        414          0.004%         55.43750     06/25/2003        2,848
                              06/26/97     10,244          0.101%         55.43750     06/23/2005       70,479
                              07/01/97      5,294          0.052%         55.07815     06/28/2006       36,105
                              07/14/97        436          0.004%         55.29690     05/09/1999        2,965
                              07/14/97      3,260          0.032%         55.29690     06/25/2003       22,168
                              07/14/97      5,248          0.052%         55.29690     06/24/2004       35,686
                              07/14/97      2,410          0.024%         55.29690     02/24/2005       16,388
                              07/14/97      6,080          0.060%         55.29690     06/28/2006       41,344
                              11/12/97      2,115          0.021%         57.21875     05/09/1999       14,509
                              11/12/97      2,843          0.028%         57.21875     06/22/2000       19,503
                              11/12/97        493          0.005%         57.21875     06/28/2001        3,382
                              11/12/97      2,358          0.023%         57.21875     06/26/2002       16,176
                              11/12/97      1,585          0.016%         57.21875     06/24/2004       10,873
                              11/12/97     10,062          0.099%         57.21875     06/23/2005       69,025

*  Valuation.  All options are granted at an exercise  price equal to the market value of the Company's Common Stock on the date of grant. Therefore, if there is no appreciation in that market value, no value will be realizable. In accordance with Securities and
Exchange Commission rules, the Black-Scholes  option pricing model was chosen to  estimate  the grant date  present  value of the options set forth in this table.  The Company's use of this model should not be construed as an endorsement of its accuracy at valuing  options.  All stock option  valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating  the Grant Date Present Value:  the option term is assumed to be two years,  volatility at 18.6%, dividend yield of 3.0% per share and interest rates of 5.53% to 6.54%.
The real value of the options in this table  depends  solely upon the actual performance of the Company's stock during the applicable period.

                                    AGGREGATED OPTION EXERCISES IN 1997 AND
                                             YEAR-END OPTION VALUES


                                                                Number of Securities        Value of Unexercised
                                       Shares                  Underlying Unexercised       In-the-Money Options
                                      Acquired                 Options at Year-End(#)*        at Year-End($) **
                                         on         Value      -----------------------     ----------------------
Name                                 Exercise(#)  Realized($) Exercisable  Unexercisable Exercisable Unexercisable
----                                 -----------  ----------- -----------  ------------- ----------- -------------

P.I. Bijur                             43,293      2,374,391    59,681       361,442       155,590      956,862

C.R. Black                             37,558      2,069,245    30,727       143,985         6,377      176,556

P.J. Lynch                             27,186      1,566,049    44,783       104,497        16,720      185,413

G.F. Tilton                            29,204      1,607,353    46,480       116,770        12,436      226,789

C.P. Cazalot, Jr.                      28,652      1,569,818    41,282        86,556        22,978      176,556

   * Includes options reported in the chart entitled "Option Grants in 1997". ** Based on the 1997 year-end price of $54.375.


Performance Graphs

     The two graphs on the following page compare the cumulative total stockholder return on Texaco's Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Integrated International Oil Index during five-year and ten-year periods. The measurement period in the first graph begins on December 31, 1992, and the second graph begins five years earlier on December 31, 1987. The second graph reflects the market performance of the Company's stock over the full period from the commencement of the extensive restructuring initiated by the Company in 1988.

                              Five-Year Comparison
                       Cumulative Return to Shareholders
             (Price Appreciation and the Reinvestment of Dividends)
                             Texaco vs. S&P Indices

DOLLARS (END-OF-PERIOD)
                                                                                           Total Return
                                                                                           Annual Growth
                     1992        1993        1994        1995        1996        1997           Rate
                     ----        ----        ----        ----        ----        ----           ----
Texaco             $100.00     $113.83     $110.91     $152.33     $197.51     $225.80          17.7%
S&P 500            $100.00     $110.03     $111.53     $153.29     $188.39     $251.16          20.2%
S&P Oils           $100.00     $119.93     $127.39     $170.97     $211.33     $262.48          21.3%






                               Ten-Year Comparison
                       Cumulative Return to Shareholders
             (Price Appreciation and the Reinvestment of Dividends)
                             Texaco vs. S&P Indices

DOLLARS (END-OF-PERIOD)
                                                                                                                       Total Return
                                                                                                                       Annual Growth
           1987      1988      1989      1990      1991      1992      1993      1994      1995      1996      1997        Rate
           ----      ----      ----      ----      ----      ----      ----      ----      ----      ----      ----        ----

Texaco    $100.00   $143.84   $204.05   $220.67   $235.16   $241.74   $275.17   $268.11   $368.25   $477.47   $545.86     18.5%
S&P 500   $100.00   $116.50   $153.30   $148.52   $193.57   $208.30   $229.20   $232.31   $319.30   $392.42   $523.18     18.0%
S&P Oils  $100.00   $119.43   $160.98   $172.17   $198.48   $203.48   $244.02   $259.21   $347.88   $430.02   $534.09     18.2%


Retirement Plan

     Approximately 11,800 employees of the Company and its subsidiaries, including the 19 elected officers, are eligible to participate in the Retirement Plan. The plan is a qualified plan under the Internal Revenue Code and provides benefits funded by company contributions. In addition, participants have the option of making contributions to the plan and receiving greater pension benefits. Contributions are paid to a Master Trustee and to insurance companies for investment.

     For purposes of calculating pension benefits for the named executive officers, the plan recognizes salary and bonus only and does not take into account other forms of compensation. For the named executive officers, salary and bonus for the last three years are shown in the salary and bonus columns of the Summary Compensation Table. Effective January 1, 1997, IRS regulations provide that covered remuneration cannot exceed $160,000 per year (as indexed for inflation) for purposes of this plan. The amount of an employee's pension is the greater of a benefit based upon a final pay formula (applicable in most cases), a career average formula, or a minimum retirement benefit.


                               PENSION PLAN TABLE


                                                                   YEARS OF BENEFIT SERVICE
COVERED REMUNERATION*                  15         20         25          30          35          40          45
---------------------             ------------------------------------------------------------------------------

           $   100,000            $  22,500   $ 30,000   $  37,350   $ 44,450   $   51,450 $   58,450  $  65,450
               200,000               45,000     60,000      74,700     88,900      102,900    116,900    130,900
               400,000               90,000    120,000     149,400    177,800      205,800    233,800    261,800
               600,000              135,000    180,000     224,100    266,700      308,700    350,700    392,700
               800,000              180,000    240,000     298,800    355,600      411,600    467,600    523,600
             1,000,000              225,000    300,000     373,500    444,500      514,500    584,500    654,500
             1,200,000              270,000    360,000     448,200    533,400      617,400    701,400    785,400
             1,400,000              315,000    420,000     522,900    622,300      720,300    818,300    916,300
             1,600,000              360,000    480,000     597,600    711,200      823,200    935,200  1,047,200
             1,800,000              405,000    540,000     672,300    800,100      926,100  1,052,100  1,178,100
             2,000,000              450,000    600,000     747,000    889,000    1,029,000  1,169,000  1,309,000

*  "Covered Remuneration" means the highest three-year average salary and bonus, if any,  during the last ten years of employment. The years of benefit service for the following  individuals are: Mr. Bijur, 31; Mr. Black, 40; Mr. Lynch,
   36; Mr. Tilton, 28; and Mr. Cazalot, 25. With respect to the plan, annual pension benefits are based on the non-contributory final pay formula (up to 1.5% of final average pay times benefit service) and assume the participant retires at age 65 and has been a non-contributory member of the plan throughout the period of service. These amounts, however, do not reflect a reduction for Social Security benefits pursuant to the provisions of the plan. They do include those additional sums, if any, payable under a Supplemental Pension Plan to compensate those employees who have earned annual pension benefits payable under the plan but which are limited by Section 415 of the Internal Revenue Code.

Future Stockholder Proposals

     Stockholders may present proposals to be considered for inclusion in the 1999 Proxy Statement, provided they are received at the Company's principal executive office no later than November 18, 1998, and are in compliance with applicable laws and Securities and Exchange Commission regulations. In addition, the Company's by-laws establish procedures for stockholders to bring business before the Annual Meeting of Stockholders, by providing written notice to the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's Annual Meeting of Stockholders (subject to adjustment if the subsequent year's meeting date is substantially moved). The notice must briefly describe the proposed business and contain certain information about the stockholder intending to present it. Any such proposals or notice should be addressed to: Secretary, Texaco Inc., 2000 Westchester Avenue, White Plains, New York 10650.




CARL B. DAVIDSON
Vice President and Secretary.




March 17, 1998

                                                                       EXHIBIT I
================================================================================

                                     AMENDED
                                RIGHTS AGREEMENT





                     Dated as of March 16, 1989, as amended
                              as of April 28, 1998



                                     Between





                                   TEXACO INC.



                                       and




                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                                 as Rights Agent



================================================================================

                            AMENDED RIGHTS AGREEMENT

     AMENDED RIGHTS AGREEMENT, dated as of March 16, 1989, as amended as of April 28, 1998, between Texaco Inc., a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent").

                                   WITNESSETH

     WHEREAS, on March 16, 1989 (the "Rights Dividend Declaration Date"), the Board of Directors of the Company authorized and declared a dividend distribution of one right for each share of Common Stock (as hereinafter defined) of the Company outstanding at the close of business on April 3, 1989 (the "Record Date"), and authorized the issuance of one such right (adjusted to one-half right as a result of a two-for-one split of the Company's Common Stock on September 29, 1997, and as such number may be further adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock of the Company issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the Distribution Date (as hereinafter defined), each such whole right representing the right to purchase one one-hundredth of a share of Series D Junior Participating Preferred Stock of the Company upon the terms and subject to the conditions hereinafter set forth (the "Rights"); and

     WHEREAS, at the 1998 Annual Meeting of Stockholders, holders of a majority of the voting power of the shares entitled to vote and voting at the meeting (the "Requisite Stockholder Vote") approved an amendment to this Agreement which changed the "Final Expiration Date" from April 3, 1999 to May 1, 2004; and

     WHEREAS, the Board of Directors of the Company believes, and by approving the amendment and continuation of this Agreement the Company's stockholders have confirmed, that certain coercive or unfair takeover tactics or offers, including without limitation two-tier or partial offers, "street sweeps" or market accumulation programs, are not in the best interests of the Company or its stockholders and that issuance of the Rights pursuant to this Agreement constitutes a reasonable means to deter such tactics or offers; and

     WHEREAS, the Board of Directors of the Company also believes, and by approving the amendment and continuation of this Agreement the Company's stockholders have confirmed, that it is in the best interests of the Company and its stockholders to encourage any person seeking control of the Company through an acquisition of shares not approved by the Board of Directors to do so by making an all cash offer which is bona fide (as evidenced by firm written commitments from responsible financial institutions to provide sufficient funds to pay for all shares being sought in the offer), is available to all stockholders, is at a price which is acceptable to most of the Company's stockholders and is kept open for a sufficient period of time to afford the Board of Directors of the Company a reasonable opportunity to explore available alternatives to maximize stockholder values, and that in this regard the issuance of the Rights pursuant to this Agreement constitutes a reasonable means to protect the interests of all the Company's stockholders.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     SECTION 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

        (a) "Acquiring Person" shall mean any Person who or which, together with any of its Affiliates and Associates, shall be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding other than pursuant to a Qualifying Offer, but, in any event, shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any

     Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; provided, however, that a Person shall not become an Acquiring Person if such Person, together with its Affiliates and Associates, shall become the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding solely as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company, unless and until such time as such Person shall purchase or otherwise become (as a result of actions taken by such Person or its Affiliates or Associates) the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock other than pursuant to a Qualifying Offer.

        (b) "Act" shall mean the Securities Act of 1933, as amended and as in effect on the date of this Agreement.

        (c) "Adjustment Shares"  shall  have the meaning set forth in Section 11
     (a)(ii) hereof.

        (d) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and as in effect on the date of this Agreement (the "Exchange Act").

        (e) "Agreement" shall mean this Rights Agreement as originally executed or as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

        (f) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

           (i) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise: provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event;

            (ii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, or (B) is made solely to participate in a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act; or

            (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) (A) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except as set forth in clauses (A) or (B) of the proviso to subparagraph (ii) of this paragraph (f)) or disposing of any voting securities of the Company or (B) is acting together or engaging in coordinated activities in connection with efforts to influence or control the management or policies of the Company (except if such actions or activities are directed solely at the voting of voting securities as set forth in clauses (A) or (B) of the proviso to subparagraph (ii) of this paragraph (f)), whether or not such actions or activities constitute such Person and any and all other such Persons as a "group" for purposes of Section 13(d) of the Exchange Act; provided, however, that nothing in this paragraph (f) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

        (g) "Board" shall mean the Board of Directors of the Company.

        (h) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

        (i) "Close of Business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

        (j) "Common Stock" shall mean the common stock, par value $3.125 per share, of the Company, except that "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

        (k)  "Common  Stock  Equivalents"  shall  have  the meaning set forth in
     Section 11 (a)(iii) hereof.

        (1) "Company" shall mean the Person named as the "Company" in the first paragraph of this Agreement until a successor corporation shall have become such or until a Principal Party shall assume, and thereafter be liable for, all obligations and duties of the Company hereunder, pursuant to the applicable provisions of this Agreement, and thereafter "Company" shall mean such successor corporation or Principal Party.

        (m) "Current Market Price" shall have the meaning set forth in Section 11(d) hereof.

        (n) "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (o) "Distribution Date" shall have the meaning set forth in Section 3(a) hereof.

        (p) "Equivalent  Preferred  Stock"  shall  have the meaning set forth in
     Section 11 (b) hereof.

        (q) "Exchange Act" shall have the meaning set forth in Section 1(d) hereof.

        (r) "Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

        (s) "Final Expiration Date" shall mean the Close of Business on May 1, 2004.

        (t) "Initial Exercise Price" shall be $150.

        (u) "Person" shall mean any individual, firm, corporation, partnership or other entity.

        (v) "Preferred Stock" shall mean shares of Series D Junior Participating Preferred Stock, par value $1.00 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series D Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $1.00 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series D Junior Participating Preferred Stock.

        (w) "Principal Party" shall have the meaning set forth in Section 13(b) hereof

        (x) "Purchase Price" shall have the meaning set forth in Section 4(a) hereof.

        (y)  "Qualifying  Offer"  shall  mean  a tender  offer as  described  in
     Section 11 (a)(ii).

        (z) "Record Date" shall have the meaning set forth in the first WHEREAS clause at the beginning of the Agreement.

        (aa) "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

        (bb) "Requisite Stockholder Vote" shall have the meaning set forth in the second WHEREAS clause at the beginning of this Agreement.

        (cc) "Rights" shall have the meaning set forth in the first WHEREAS clause at the beginning of the Agreement.

        (dd) "Rights Agent" shall mean the Person named as the "Rights Agent" in the first paragraph of this Agreement until a successor Rights Agent shall have become such pursuant to the applicable provisions hereof, and thereafter "Rights Agent" shall mean such successor Rights Agent. If at any time there is more than one Person appointed by the Company as Rights Agent pursuant to the applicable provisions of this Agreement, "Rights Agent" shall mean and include each such Person.

        (ee) "Rights Certificates" shall have the meaning set forth in Section 3(a) hereof.

        (ff) "Rights Dividend Declaration Date" shall have the meaning set forth in the first WHEREAS clause at the beginning of the Agreement.

        (gg)  "Section 11 (a)(ii)  Event"  shall  mean  any event  described  in
     Section 11 (a)(ii) hereof.

        (hh) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (ii) "Section 13 Event" shall mean  any  event described in clauses (x),
     (y) or (z) of Section 13(a) hereof.

        (jj) "Spread" shall have the meaning set forth in Section 11 (a)(iii) hereof.

        (kk) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include without limitation, a report filed pursuant to Section 13(d) under the Exchange
     Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

        (ll) "Subsidiary" shall mean, with reference to any Person, any corporation of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

        (mm) "Substitution Period" shall have the meaning set forth in Section 11 (a)(iii) hereof.

        (nn) "Summary of Rights" shall have the meaning set forth in Section 3(b) hereof.

        (oo)  "Trading  Day"  shall  have  the  meaning  set forth in Section 1l
     (d)(i) hereof.

        (pp) "Triggering Event"  shall  mean any Section 1l (a)(ii) Event or any
     Section 13 Event.

        (qq) "Unit" shall mean one one-hundredth of a share of Preferred Stock.

     SECTION 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-

Rights Agents as it may deem necessary or desirable.

     SECTION 3. Issuance of Rights Certificates. (a) Until the earlier of (i) the Close of Business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth Business Day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is commenced within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"), (A) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for
Rights) and not by separate certificates, and (B) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as to the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in the form specified in Section 4 hereof (the "Rights Certificates"), evidencing one-half Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

        (b) As promptly as practicable following the Record Date, the Company will send or otherwise make available a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit B (the "Summary of Rights"), by first-class, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for the Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

        (c) Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Rights shall also be issued to the extent provided in
     Section 22 in respect of all shares of Common Stock which are issued (whether originally issued or from the Company's treasury) after the Distribution Date and prior to the Expiration Date. Certificates representing such shares of Common Stock in respect of which Rights are issued pursuant to the first sentence of this Section 3(c) shall also be deemed to be certificates for Rights, and shall bear the following legend:


          This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Texaco Inc. (the "Company") and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent") dated as of March 16, 1989, as amended as of April 28, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.


     With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

     SECTION 4. Form of Rights Certificates. (a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of Units as shall be set forth therein at the price set forth therein (such exercise price per Unit, the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

        (b) Any Rights Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

         The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

     SECTION 5. Countersignature and Registration. (a) The Rights Certificates shall be executed on behalf of the Company by its President, Chairman of the Board, Treasurer or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

        (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

     SECTION 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates. (a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of Units (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights
Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

        (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

     SECTION 7. Exercise of Rights;  Purchase Price;  Expiration Date of Rights.
(a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11 (a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase set forth on the reverse side thereof and the certificate contained therein duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of Units (or other shares, securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earlier of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which the Rights expire pursuant to Section 13(d) hereof or (iv) the time at which the Rights expire pursuant to Section 7(g) hereof (the earliest of (i), (ii), (iii) and (iv) being herein referred to as the "Expiration Date").

        (b) The Purchase Price for each Unit pursuant to the exercise of a Right shall initially be the Initial Exercise Price and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below.

        (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per Unit (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of Units to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of Units as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with
     Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11 (a)(iii) hereof) shall be made by certified check, cashier's check or bank draft payable to the order of the Company or the Rights Agent. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11 (a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

        (d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof,

        (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11 (a)(ii) Event any Rights beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of any such Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee after such Acquiring Person becomes such, or (iii) a transferee of any such Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer

     (whether or not for consideration) from such Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and
     Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any such Affiliate, Associate or transferee hereunder.

        (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

     SECTION 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

     SECTION 9. Reservation and Availability of Capital Stock. (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement including Section 11 (a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

        (b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

        (c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Triggering Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with this Agreement, a registration statement under the Act. with respect to the securities purchasable upon exercise of the Rights on an appropriate form,
     (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the

     Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this
     Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Upon any suspension of the exercisability of the Rights referred to in this Section 9(c), the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

        (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Units (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validity authorized and issued and fully paid and nonassessable.

        (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of Units (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of Units (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of Units (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

     SECTION 10. Preferred Stock Record Date. Each Person in whose name any certificate for a number of Units (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

     SECTION 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

            (a)(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock,
      (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the aggregate adjusted Purchase Price then in effect necessary to exercise a Right in full, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock (or other capital stock, as the case may be) transfer books of the Company were open, he would have owned upon such exercise and by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this
      Section 11 (a)(i) and Section 11 (a)(ii) hereof, the adjustment provided for in this Section 11 (a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11 (a)(ii) hereof.

            (ii) In the event any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), alone or together with any of its Affiliates and Associates. shall, at any time after the Rights Dividend Declaration Date, become the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding, unless the event causing the 20% threshold to be crossed is a transaction set forth in Section 13(a) hereof, or is an acquisition of shares of Common Stock pursuant to a cash tender offer for all outstanding shares of Common Stock which meets all of the following requirements:

                  (1) on or prior to the date such offer is commenced within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, such Person has, and has provided to the Company, firm written commitments from responsible financial institutions, which have been accepted by such Person (or one of its Affiliates), to provide, subject only to customary terms and conditions, funds for such offer which, when added to the amount of cash and cash equivalents which such Person then has available and has irrevocably committed in writing to the Company to utilize for purposes of such offer, will be sufficient to pay for all shares of Common Stock outstanding on a fully diluted basis and all related expenses;

                  (2) after the consummation of such offer,  such Person,  alone or together with any of its Affiliates and Associates, owns shares of the Company's voting stock representing a majority of the voting power of the then outstanding shares of the Company's voting stock;

                  (3) such offer  remains  open for at least 45  Business  Days;
            provided, that (x) if there is any increase in the cash price of such offer, such offer must remain open for at least an additional 20 Business Days after the last such increase, (y) such offer must remain open for at least 20 Business Days after the date that any bona fide alternative offer is made which, in the opinion of one or more investment banking firms designated by the Company, provides for consideration per share in excess of that provided for in such offer, and (z) such offer must remain open for at least 20 Business Days after the date on which such Person reduces the per share price offered in accordance with clause (4)(y) of this Section 11 (a)(ii);

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

            provided further, however, that such offer need not remain open, as a result of this clause (3), beyond (i) the time which any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under this clause (3), or (ii) the scheduled expiration date, as such date may be extended by public announcement prior to the then scheduled expiration date, of any other offer with respect to which the Board of Directors has agreed to redeem the Rights immediately prior to acceptance for payment of shares thereunder (unless such other offer is terminated prior to its expiration without any shares having been purchased thereunder); and

                  (4) prior to or on the date that such offer is commenced within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, such Person makes an irrevocable written commitment to the Company (x) to consummate an all-cash transaction or transactions promptly upon the completion of such offer, whereby all shares of Common Stock not purchased in such offer will be acquired at the same price per share paid in such offer, provided that the Board of Directors shall have granted any approvals required to enable such Person to consummate such transaction or transactions following consummation of such offer without obtaining the vote of any other stockholder, (y) that such Person will not make any amendment to the original offer which reduces the per share price offered (other than a reduction to reflect any dividend declared by the Company after the commencement of such offer or any material change in the capital structure of the Company initiated by the Company after the commencement of such offer, whether by way of recapitalization, reorganization, repurchase or otherwise, or a reduction following a 20% or greater drop since the commencement of such offer in the average of the daily closing prices of a "basket" of securities consisting of one share of common stock (or, to the extent applicable, one American Depositary Receipt), to the extent publicly traded on a U.S. national securities exchange, of the following companies or their successors: Exxon Corporation, Royal Dutch Petroleum Company, The British Petroleum Company p.l.c., Chevron Corporation, Mobil Corporation, Amoco Corporation and Atlantic Richfield Company), changes the form of consideration offered, reduces the number of shares being sought or which is in any other respect materially adverse to the Company's stockholders, and (z) that neither such Person nor of any its Affiliates or Associates will make any offer for any equity securities of the Company for a period of six months after the commencement of the original offer it such original offer does not result in the tender of the number shares of Common Stock required to be purchased pursuant to clause (2) above, unless another all cash tender offer for all outstanding shares of Common Stock is commenced (a) at a price per share in excess of that provided for in such original offer, (b) on terms satisfying clauses
            (1) and (4) of this Section 11(a)(ii) (in which event, any new offer by such Person or of any of its Affiliates or Associates must be at a price no less than that provided for in such original offer), or
            (c) with the approval of the Board of Directors of the Company (in which event, any new offer by such Person or of any of its Affiliates or Associates must be at a price no less than that provided for in such approved offer) an offer meeting the requirements set forth above being referred to herein as a "Qualifying Offer"); provided, however, that if such Person shall have become the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding solely as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company, then such Person shall not be deemed the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding and this Section 11
            (a)(ii) shall not apply unless and until such Person shall purchase or otherwise become (as a result of actions taken by such Person or its Affiliates or Associates) the Beneficial Owner of additional shares of Common Stock constituting 1 % or more of the then outstanding shares of Common Stock other than pursuant to a Qualifying Offer, then, immediately upon the first occurrence of a
            Section 11 (a)(ii) Event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of Units, such number of shares of Common Stock of the Company as shall equal the result obtained by (1) multiplying the then current Purchase Price by the then number of Units for which a Right was or would have been exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, whether or not such Right was then exercisable, and
            (2) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price per share of Common Stock on the date of such first occurrence

           (such number of shares being referred to as the "Adjustment Shares").

           (iii) In the event that the number of shares of Common Stock which are authorized by the Company's certificate of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11 (a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation. shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board has deemed to have essentially the same value as shares of Common Stock (such shares of preferred stock being referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or
      (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11 (a)(ii) Event and (y) the date on which the Company's right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the "Section 11 (a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term "Spread" shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11 (a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the "Substitution Period"). To the extent that action is to be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11 (a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the
      Section 11 (a) (ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

        (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five
     (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock ("Equivalent Preferred Stock")) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock or Equivalent Preferred Stock so to be offered (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

        (c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11 (b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

           (d)(i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii)
      hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, it the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

           (ii) For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11
      (d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11 (d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 200 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of a Unit shall be equal to the Current Market Price of one share of Preferred Stock divided by 100.

        (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11
     (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11 (e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

        (f) If as a result of an adjustment made pursuant to Section 11 (a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11 (a), (b), (c), (e), (g), (h), (i),
     (j), (k) and (m) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

        (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Units purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

        (h) Unless the Company shall have  exercised its election as provided in
     Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Units (calculated to the nearest one-millionth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of Units covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

        (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of Units purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Units for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11 (i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

        (j) Irrespective of any adjustment or change in the Purchase Price or the number of Units issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per Unit and the number of Units which were expressed in the initial Rights Certificates issued hereunder.

        (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of Units issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of Units at such adjusted Purchase Price.

        (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Units and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of Units and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

        (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

        (n) The  Company  covenants  and agrees  that,  except as  permitted  by
     Section 13(d) it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11 (o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (A) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (B) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

        (o) The Company covenants and agrees that, after the Distribution Date it will not, except as permitted by Section 13(d), Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

        (p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. In the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend or other distribution on the outstanding shares of Common Stock payable in securities which are convertible into, exchangeable for or which otherwise represent the right to acquire shares of Common Stock, equitable adjustments in the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be made as deemed appropriate by the Board.

     SECTION 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment,
(b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

     SECTION 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power. (a) In the event that, following the Stock Acquisition Date (which for purposes of this Section 13(a) only shall also include the date of the first pubic announcement (including, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) that any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with any of such Person's Affiliates and Associates, has become the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding pursuant to a Qualifying Offer), directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case (except as may be contemplated by Section 13(d) hereof), proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Common Stock of the Principal Party, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of Units for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a
Section  13 Event,  multiplying  the
number of such Units for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by
(2) 50% of the Current Market Price per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of
Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11 (a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

        (b) "Principal Party" shall mean

               (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and it no securities are so issued, the Person that is the other party to such merger or consolidation; and

               (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

        (c) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any such Section 13 Event, the Principal Party will

               (i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

               (ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

     The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a
Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) hereof.

        (d) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in subparagraphs (x) and (y) of Section 13(a) hereof if (i) such transaction is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a Qualifying Offer (or a wholly owned subsidiary of any such Person or Persons), (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such Qualifying Offer and (iii) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such Qualifying Offer. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall expire.

     SECTION 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11 (p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use or, it on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board shall be used.

        (b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than, except as provided in Section 7(c) hereof, fractions which are integral multiples of one Unit) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than, except as provided in Section 7(c) hereof, fractions which are integral multiples of one Unit). In lieu of fractional shares of Preferred Stock that are not integral multiples of one Unit, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Unit. For purposes of this Section 14(b), the current market value of a Unit shall be one one-hundredth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

        (c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay

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     to the registered  holders of Rights  Certificates  at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock shall be the closing price of one share of Common Stock (as determined pursuant to Section 11 (d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

        (d) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

     SECTION 15. Rights of Action. All rights of action in respect of this Agreement are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock) and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

     SECTION 16. Agreement of Rights Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

        (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

        (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer, with the form of assignment set forth on the reverse thereof and the certificate therein duly completed and executed;

        (c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

        (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

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     SECTION 17. Rights Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of Units or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

     SECTION 18. Concerning the Rights Agent. (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance Rights Agent for of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

        (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

     SECTION 19. Merger or Consolidation or Change of Name of Rights Agent. (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights
Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

        (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

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


     SECTION 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

        (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

        (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President, the Chairman of the Board, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

        (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

        (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to or verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

        (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights
     Certificate: nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

        (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

        (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the President, the Chairman of the Board, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary, of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

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

        (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniary interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

        (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

        (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

        (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

     SECTION 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or of the State of New York (or any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York), in good standing, having a principal office in the State of New York, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any

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

such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this
Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

     SECTION 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date (other than upon exercise of a Right) and prior to the redemption or expiration of the Rights, the Company
(a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities issued by the Company to the extent that the terms of such securities do not otherwise adequately adjust for the issuance of the Rights, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

     SECTION 23. Redemption and Termination. (a) The Board may, at its option, at any time prior to the earliest of (i) the Close of Business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth day following the Record Date), (ii) the time at which the Rights expire pursuant to
Section 7(g) or Section 13(d) hereof, or (iii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $.0l per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). To encourage third parties seeking to acquire the Company to make a non-coercive offer which will maximize value for all stockholders, the Board shall consider, in determining whether to redeem the Rights in connection with any proposal or offer, whether such proposal or offer meets the requirements of a Qualifying Offer and, if not, in what respects such offer or proposal fails to meet such requirements. Notwithstanding anything contained in this Agreement to the contrary, the Rights (x) shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired and (y) shall become non-redeemable on and following any merger to which the Company is a party and which has not been approved by stockholders at an annual or special meeting of the Company, if within the period of thirty (30) days prior to such a merger a Triggering Event shall have occurred. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board.

        (b) Immediately upon the action of the Board ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the

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     holders of the then  outstanding  Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

     SECTION 24. Notice of Certain Events. (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or
(ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any said or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11 (o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock whichever shall be the earlier.

        (b) In case a Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible, in accordance with
     Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, it appropriate, other securities.

     SECTION 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

         Texaco Inc.
         2000 Westchester Avenue
         White Plains, New York 10650
         Attention: Secretary

     Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

         ChaseMellon Shareholder Services, L.L.C.
         50 West 33rd Street
         New York, New York  10001

     Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry records of the Company or the Rights Agent.

     SECTION 26. Supplements and Amendments. Prior to the Distribution Date and subject to the fourth sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock and Rights to shorten or lengthen any time period and to otherwise amend or supplement this Agreement in a manner which the Board determines is generally consistent with the purposes for which this Agreement was executed. From and after the Distribution Date and subject to the fourth sentence of this Section 26, the Company and the Rights Agent shall at any time and from time to time, it the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order
(i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein,
(iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of any such Person); provided, however, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of or the benefits to the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of any such Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, except as provided in the next sentence, no supplement or amendment shall be made or provision hereof waived which changes the requirements which must be met for a cash tender offer to constitute a Qualifying Offer pursuant to Section 11 (a)(ii) hereof or which changes the Redemption Price, the Final Expiration Date, the Purchase Price or the number of Units for which a Right is exercisable. In addition to the right of amendment set forth in the foregoing provisions of this Section 26, prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect which the Board shall determine if such supplement or amendment has been approved at an annual or special meeting of stockholders at which a quorum is present by the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote and voting (in person or by proxy) for or against such supplement or amendment at such meeting. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

     SECTION 27. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 28. Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (a) interpret the provisions of this Agreement and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for the purpose of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and
(y) not subject any director to any liability to the holders of the Rights.

     SECTION 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

     SECTION 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated;
provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would materially and adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring that a determination be made by less than the entire Board is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the entire Board.

     SECTION 31. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

     SECTION 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     SECTION 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.



Attest:                                                        TEXACO INC.


        By                                       By
            ............................             ...........................
            Name:                                       Name:

            Title:                                      Title:



Attest:                                 CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


        By                                        By
            ............................              ..........................
            Name:                                       Name:

            Title:                                      Title:

                                                                       EXHIBIT A
                                                                           to
                                                                       EXHIBIT I




                          [Form of Rights Certificate]

Certificate No. R                                                         Rights

NOT EXERCISABLE AFTER MAY 1, 2004, SUBJECT TO EARLIER REDEMPTION OR EXPIRATION PURSUANT TO THE RIGHTS AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.0l PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN
ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]* [* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.]

                               Rights Certificate

                                   TEXACO INC.

     This certifies that _________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of March 16, 1989, as amended as of April 28, 1998 (the "Rights Agreement"), between Texaco Inc., a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on May 1, 2004 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-hundredth of a fully paid, nonassessable share of Series D Junior Participating Preferred Stock (the "Preferred Stock") of the Company, at a purchase price of $150 per one one-hundredth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of ________________, based on the Preferred Stock as constituted at such date.

     Upon the occurrence of a Section 11 (a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of any such Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee after such Acquiring Person, Associate or Affiliate becomes such, or
(iii) under certain circumstances specified in the Rights Agreement, a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee prior to or concurrently with such Acquiring Person becoming such, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

     As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Rights Agreement).

     This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. The Rights Agreement is on file at the above-mentioned office of the Rights Agent. Copies of the Rights Agreement are available upon written request to the Company.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights
Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-hundredths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.0l per Right at any time prior to the earlier of the close of business on (i) the tenth day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (ii) the Expiration Date (as defined in the Rights Agreement).

     No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

     This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.




Dated as of



ATTEST:                                                       TEXACO  INC.




By .............................                  By  ..........................

     Secretary                                       Title




Countersigned:



CHASEMELLON SHAREHOLDER SERVICES, L.L.C.



By.........................................................

         Authorized Signature

                  (Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
               holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

----------------------------------------------------------------------------
                  (please print name and address of transferee)

this Rights  Certificate,  together with all right,  title and interest therein,
and does hereby  irrevocably  constitute and appoint                   Attorney,
to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.



Dated:                         By ..............................................
                                                    Signature

Signature Guaranteed:



                                   Certificate

        The undersigned hereby certifies by checking the appropriate boxes that:

        (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);

        (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.



Dated:                         By ..............................................
                                                     Signature

Signature Guaranteed:



                                     NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

        (To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

To:  TEXACO INC.:

The undersigned hereby irrevocably elects to exercise         Rights represented
by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number

--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

     If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to.

Please insert social security
or other identifying number

--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

Dated:                             .............................................
                                                     Signature
Signature Guaranteed:
Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

        (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);

        (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated:                             .............................................
                                                     Signature
Signature Guaranteed:
                                     NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT B
                                                                           to
                                                                       EXHIBIT I

                                     FORM OF
                                SUMMARY OF RIGHTS

     On March 16, 1989, the Board of Directors of Texaco Inc., (the "Company") declared a dividend distribution of one Right (adjusted to one-half right as a result of a two-for-one split of the Company's Common Stock on September 29,
1997) for each outstanding share of Texaco Inc. Common Stock held of record at the close of business on April 3, 1989. Each Right entitles the registered holder, after an event which results in the occurrence of a Distribution Date (described below) to purchase from the Company a unit consisting of one one-hundredth of a share (a "Unit") of Series D Junior Participating Preferred Stock, par value $1.00 per share (the "Series D Preferred Stock"), at a purchase of $150 per Unit (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

     Initially, the Rights attached to all certificates representing shares of Common Stock then outstanding, and no separate certificates representing the Rights were distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (A) 10 days following the date (the "Stock Acquisition Date") on which a public announcement is made that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership (as such term is used in the Rights Agreement) of 20% or more of the then outstanding shares of Common Stock other than (i) pursuant to a Qualifying Offer (described below) or (ii) as a result of the repurchase of shares of Common Stock by the Company (unless and until such person or group purchases or otherwise becomes the beneficial owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock except pursuant to a Qualifying Offer), or (B) 10 business days (or such later date as the Board of Directors may determine) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 20% or more of the then outstanding shares of Common Stock.

     Until the Distribution Date, (A) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (B) new Common Stock certificates issued after April 3, 1989 will contain a notation incorporating by reference the Rights Agreement and (C) the surrender for transfer of any certificate for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

     The Rights will not be exercisable until the Distribution Date and will cease to be exercisable at the close of business on May 1, 2004. In addition, the Rights will expire automatically, (without payment of any redemption amount) upon the acquisition of the Company pursuant to an all-cash merger or consolidation which follows a Qualifying Offer and is at the same price per share paid in the Qualifying Offer.

     As soon as practicable after the Distribution Date, separate certificates representing the Rights (the "Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and thereafter the separate Rights Certificates alone will represent the Rights. All shares of Common Stock issued prior to the Distribution Date will be issued with Rights. Shares of Common Stock issued after the Distribution Date under any employee plan or arrangement or in certain cases upon conversion of convertible securities of the Company, and in all other cases deemed necessary or appropriate by the Board of Directors, will be issued with Rights.

     In the event (a "Flip-In Event") that a person or group becomes the beneficial owner of 20% or more of the then outstanding shares of Common Stock other than (A) pursuant to a Qualifying Offer or (B) as a result of the repurchase of shares of Common Stock by the Company (unless and until such person or group purchases or otherwise becomes the beneficial owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock except pursuant to a Qualifying Offer), each Right (other than Rights which have become null and void as described below) will thereafter entitle the holder to receive, upon exercise of the Right and payment of the applicable Purchase Price, in lieu of the Series D Preferred Stock, Common Stock (or, in certain circumstances, including if insufficient shares of Common Stock are authorized and available, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. However, Rights will not become exercisable following the occurrence of a Stock Acquisition Date until such time as the Rights are no longer redeemable by the Company as described below. In addition, following the occurrence of a Flip-In Event, all Rights that are, or under certain circumstances specified in the Rights Agreement were, beneficially owned by any Acquiring Person (or certain related persons) will be null and void.

     As an example of the effect of a Flip-In Event, at an exercise price of $150 per Right, each Right which has not become null and void following a Flip-In Event would entitle its holder to purchase $300 worth of Common Stock (or other consideration, as noted above) for $150. Assuming that the Common Stock had a per share value of $50 at such time, the holder of each valid Right would be entitled to purchase six shares of Common Stock for $150.

     A "Qualifying Offer" is an all-cash tender offer for all outstanding shares of Common Stock which meets all of the following requirements: (1) the person or group making the tender offer must, prior to or upon commencing such offer, have provided to the Company firm written commitments from responsible financial institutions, which have been accepted by such person or group, to provide, subject only to customary terms and conditions, funds for such offer which, when added to the amount of cash and cash equivalents which such person or group then has available and has irrevocably committed in writing to the Company to utilize for purposes of the offer, will be sufficient to pay for all shares outstanding on a fully diluted basis and all related expenses; (2) such person or group must own, after consummating such offer, shares of voting stock of the Company epresenting a majority of the voting power of the then outstanding shares of voting stock; (3) such offer must in all events remain open for at least 45 business days and must be extended for at least 20 business days after the last increase or permitted decrease in the price offered and after any bona fide higher alternative offer is made (except in certain limited circumstances set forth in the Rights Agreement); and (4) prior to or upon commencing such offer, such person or group must irrevocably commit in writing to the Company (x) to consummate promptly upon completion of the offer an all-cash transaction or transactions whereby all remaining shares of Common Stock will be acquired at the same price per share paid pursuant to the offer, provided that the Board of Directors has granted any approvals required to enable such person or group to consummate such transaction or transactions without obtaining the vote of any other stockholder, (y) that such person or group will not amend such offer to reduce the per share price offered (except in certain limited circumstances set forth in the Rights Agreement), change the form of consideration offered, reduce the number of shares being sought or in any other respect which is materially adverse to the Company's stockholders, and (z) that such person or group will not make any offer for any equity securities of the Company for six months after commencement of the original offer if the original offer does not result in the tender of the number of shares required to be purchased pursuant to clause (2) above, unless another all-cash tender offer for all outstanding shares of Common Stock is commenced (a) at a price in excess of that provided for in such original offer, (b) on terms satisfying clauses (1) and (4) of this paragraph (in which event, any new offer by such person or group must be at a price no less than that provided for in the original offer of such person or group) or
(c) with the approval of the Company's Board of Directors (in which event any new offer by such person or group must be at a price no less than that provided for in such approved offer).

     In the event that, at any time following the Stock Acquisition Date, (A) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation (other than an all-cash merger or consolidation which follows a Qualifying Offer and is at the same price per share paid in the Qualifying Offer), or (B) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

     In general, the Company may redeem the Rights in whole, but not in part, at any time until ten days following the Stock Acquisition Date (which period may be extended at any time while the Rights are still redeemable), at a price of $.0l per Right, payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors. To encourage third parties seeking to acquire the Company to make a non-coercive offer which will maximize value for all stockholders, the Rights Agreement provides that the Board of Directors shall consider, in determining whether to redeem the Rights in connection with any proposal or offer, whether such proposal or offer meets the requirements of a Qualifying Offer and, if not, in what respects such proposal or offer fails to meet such requirements. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.0l per Right redemption price.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

     Although there is no authority directly on point, if the Rights separate from the Common Stock on a Distribution Date, or become exercisable for Common Stock upon the occurrence of a Flip in Event, such events should not result in recognition of income, gain or loss by stockholders for federal income tax purposes (provided the Series D Preferred Stock is junior to all other classes of the Company's preferred stock at the time that the Rights separate from the Common Stock). A stockholder generally should not recognize any gain or loss if a Right separates and becomes exercisable for common stock of an acquiring company as a result of a tax-free acquisition of the Company. However, a stockholder will recognize taxable gain if a Right separates and becomes exercisable for an acquiring company's common stock as a result of a taxable acquisition of the Company or its assets. The amount of gain recognized in this case should equal the excess of the fair market value of the Right at the time it becomes exercisable for the acquiring company's stock over the holder's basis, if any, in the Right. Such gain will be capital gain, if the stock for which the Right was exercisable would have been a capital asset in the hands of the holder. If the rights are redeemed prior to a Distribution Date, the cash received by stockholders upon such redemption will be treated as a taxable dividend to the extent of the Company's current and accumulated earnings and profits. If the Rights are redeemed after a Distribution Date, a holder of a Right will recognize gain which will be capital gain if the stock for which the Right was exercisable would have been a capital asset in the hands of the holder.

     Other than those provisions relating to the basic economic terms of the Rights and the criteria which define a Qualifying Offer, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date to shorten or lengthen any time period and otherwise in any manner which the Board determines is generally consistent with the purposes for which the Rights Agreement was adopted; provided, however, that the Rights Agreement may be amended in any respect by the Board prior to the Distribution Date if the amendment has been approved at an annual or special meeting of stockholders at which a quorum is present by the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote and voting (in person or by proxy) for or against such amendment at such meeting. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights

Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

     The form of Rights Agreement will be sent to stockholders as an exhibit to the Company's Annual Meeting proxy statement. In addition, a copy of the 1989 Rights Agreement was filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is also available free of charge from the Company. This summary description does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.


78



                                 [TEXACO LOGO]

                                     PROXY

Please specify your choices by clearly marking the appropriate boxes. Unless specified, this proxy will be voted FOR items 1, 2, and 3, AGAINST items 4 and 5 and will be voted in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.

-------------------------------------------------------------------------------
          DIRECTORS RECOMMEND A VOTE FOR ITEMS 1, 2 AND 3
-------------------------------------------------------------------------------
1. Election of Directors for the terms indicated in the Proxy Statement:
   Nominees are:  (01)  P. I. Bijur
                  (02)  J. Brademas
                  (03)  M. K. Bush
                  (04)  S. Nunn
                  (05)  C. H. Price, II

[_] FOR all listed nominees

[_] WITHHOLD vote from all listed nominees

[_] WITHHOLD vote only from ___________________________________________________


2. Approval of Arthur Andersen LLP as Auditors for the year 1998:

              [_] FOR     [_] AGAINST     [_] ABSTAIN

3.  Approval of Amendment to the Stockholder Rights Plan.................

              [_] FOR     [_] AGAINST     [_] ABSTAIN


--------------------------------------------------------------------------------
                DIRECTORS RECOMMEND A VOTE AGAINST ITEMS 4 AND 5
--------------------------------------------------------------------------------

4. Stockholder proposal relating to an independent Board
   Chairperson ..........................................................

              [_] FOR     [_] AGAINST     [_] ABSTAIN

5. Stockholder proposal relating to classification of directors .........

              [_] FOR     [_] AGAINST     [_] ABSTAIN

--------------------------------------------------------------------------------
                    IF YOU WISH TO VOTE BY TELEPHONE, PLEASE
                   READ THE VOTING INSTRUCTIONS TO THE RIGHT
--------------------------------------------------------------------------------

                                                                 ACCOUNT NO.
                                                                 -----------

PLEASE SIGN, DATE AND RETURN                                  CUSIP 881694 10 3
                                                               SEE REVERSE SIDE

________________________________________________________ DATE _____________ 1998
 (Sign exactly as name appears, indicating position or representative capacity, where applicable)

                                 [TEXACO LOGO]


                               VOTE BY TELEPHONE

                              QUICK o EASY o IMMEDIATE

                      CALL TOLL-FREE ON A TOUCH TONE PHONE

                       THERE IS NO CHARGE FOR THIS CALL.

                                 1-888-266-6794

                  ANYTIME - 24 hours per day - 7 days a week.

Enter the CONTROL NUMBER   [                      ]

                            PLEASE ENTER ALL NUMBERS

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you signed, dated, and returned your proxy card.

You will hear these instructions:

OPTION #1
     To grant a proxy to vote as the Board of Directors recommends on all proposals: Press 1 now. When you press 1, your selection will be confirmed and your proxy will be voted as directed. END OF CALL.

OPTION #2
     If you selected to grant a proxy to vote on each proposal separately, you will hear these instructions:

     Proposal 1: To grant a proxy to vote FOR ALL nominees for  Director,  press
          1; to WITHHOLD FROM ALL nominees, press 9; to WITHHOLD FROM AN INDIVIDUAL nominee, press 0 and listen to the instructions.

     For All Other Proposals: You may make your selection any time:

          To grant a proxy to vote FOR, press 1
          To grant a proxy to vote AGAINST, press 9
          To grant a proxy to ABSTAIN, press 0

     Your selections will be repeated and you will have an opportunity to confirm them.

--------------------------------------------------------------------------------
   IF YOU USE THE TELEPHONE VOTING PROCEDURES, YOU DO NOT NEED TO RETURN THE
                                  PROXY CARD.
--------------------------------------------------------------------------------

                                ADMISSION TICKET
                                       to
                  Texaco's 1998 Annual Meeting of Stockholders





                                 [TEXACO LOGO]





This is your Admission Ticket to gain access to Texaco's 1998 Annual Meeting of Stockholders to be held in the Westchester Ballroom of the Rye Town Hilton in Rye Brook, New York, on Tuesday, April 28, 1998, at 2:00 p.m. Please present this Admission Ticket to one of the registration stations where you will be asked to display some form of personal identification. Stockholders will be admitted through the hotel's Westchester Ballroom entrance.

                         This ticket is not transferable

                  (DETACH AND RETURN IN THE ENCLOSED ENVELOPE)
--------------------------------------------------------------------------------

For your comments...

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

     As part of the Company's continuing efforts to eliminate unnecessary expenses, we are attempting to stop duplicate mailing of Annual Reports to the same family residence. If more than one member of your household is receiving copies of the Annual Report, please help us economize by completing the following authorization:

     [ ] Discontinue mailing the Annual Report to my account because I have a copy available to me from another source.

Name:______________________________ Signature:__________________________________

Account Number (shown on face of proxy card):___________________________________

                    (DETACH AND RETURN IN THE ENCLOSED ENVELOPE)
--------------------------------------------------------------------------------

Dear Texaco Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held at the Rye Town Hilton, 699 Westchester Ave., Rye Brook, New York, on Tuesday, April 28, 1998, at 2:00 p.m. If you plan to attend, please carry the attached admission ticket with you to the meeting.

     Please keep in mind that your vote is important. Whether or not you are able to attend the meeting in person, please either use our telephone voting system to register your vote, or mark the attached proxy card to indicate your voting preferences and sign, detach, and return the proxy card in the accompanying postage paid envelope.

     I also welcome any comments or questions you have concerning the Company's activities. For your convenience in providing such comments, space is provided on the card above, which you can detach and return with your signed proxy card. In view of the large number of comments and questions we generally receive, it will not be possible to respond to them individually. However, I assure you that each one will be read and that subjects of general interest will be covered at the meeting or in other information from the Company.


Peter I. Bijur
Chairman of the Board &
Chief Executive Officer

                  (DETACH AND RETURN IN THE ENCLOSED ENVELOPE)
--------------------------------------------------------------------------------
[ LOGO ]   THIS PROXY IS SOLICITED ON  BEHALF OF THE BOARD OF DIRECTORS

Texaco Inc.
2000 Westchester Ave.
White Plains, NY 10650

     P. I. Bijur, M. C. Hawley, R. B. Smith, W. C. Steere, Jr., W. Wrigley, and each of them, as proxies, with full power of substitution, are hereby authorized to represent and to vote, as designated on the reverse side, all Common Stock of Texaco Inc. held of record by the undersigned on February 27, 1998, at the Annual Meeting of Stockholders to be held at the Rye Town Hilton, 699 Westchester Ave., Rye Brook, N.Y. on Tuesday, April 28, 1998 at 2:00 p.m.

     If you plan to attend the Annual Meeting, please check the appropriate box below. If you and a family member are attending, please provide Texaco with the family member's name.

     [ ] Stockholder  will attend the Annual Meeting
     [ ] Stockholder and a family member will attend the Annual Meeting

     _______________________________________________________________________
                       Family member's name (Please Print)